                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT

                            DATED AS OF JUNE 30, 2000

                                      AMONG

                                 TOM BROWN, INC.
                                  AS BORROWER,

                            THE CHASE MANHATTAN BANK,
                            AS ADMINISTRATIVE AGENT,

                                       AND

                          TILE LENDERS SIGNATORY HERETO

                                   ----------

                             CHASE SECURITIES INC.,
                                   AS ARRANGER



                                TABLE OF CONTENTS

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
ARTICLE I
         DEFINITIONS AND ACCOUNTING MATTERS

         Section 1.01 Terms Defined Above............................................................   -1-
         Section 1.02 Certain Defined Terms..........................................................   -1-
         Section 1.03 Accounting Terms and Determinations............................................  -14-

ARTICLE II

         COMMITMENTS

         Section 2.01 Loans and Letters of Credit....................................................  -15-
         Section 2.02 Borrowings, Continuations and Conversions; Letters of
                      Credit.........................................................................  -15-
         Section 2.03 Changes of Commitments.........................................................  -17-
         Section 2.04 Fees...........................................................................  -18-
         Section 2.05 Several Obligations............................................................  -19-
         Section 2.06 Notes..........................................................................  -19-
         Section 2.07 Prepayments....................................................................  -19-
         Section 2.08 Borrowing Base.................................................................  -20-
         Section 2.09 Assumption of Risks............................................................  -21-
         Section 2.10 Obligation to Reimburse and to Prepay..........................................  -22-
         Section 2.11 Lending Offices................................................................  -24-

ARTICLE III

         PAYMENTS OF PRINCIPAL AND INTEREST

         Section 3.01 Repayment of Loans.............................................................  -24-
         Section 3.02 Interest.......................................................................  -24-

ARTICLE IV

         PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

         Section 4.01 Payments.......................................................................  -25-
         Section 4.02 Pro Rata Treatment.............................................................  -25-
         Section 4.03 Computations...................................................................  -26-
         Section 4.04 Non-receipt of Funds by the Administrative Agent...............................  -26-
         Section 4.05 Set-off, Sharing of Payments, Etc..............................................  -26-
         Section 4.06 Taxes..........................................................................  -27-

                                      -ii-

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ARTICLE V

         CAPITAL ADEQUACY

         Section 5.01 Additional Costs.............................................................    -30-
         Section 5.02 Limitation on Eurodollar Loans...............................................    -32-
         Section 5.03 Illegality...................................................................    -32-
         Section 5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03.....................    -32-
         Section 5.05 Compensation.................................................................    -32-
         Section 5.06 Time Limit; Etc..............................................................    -33-
         Section 5.07 Replacement Lenders..........................................................    -33-

ARTICLE VI

         CONDITIONS PRECEDENT

         Section 6.01 Initial Funding..............................................................    -35-
         Section 6.02 Initial and Subsequent Loans and Letters of Credit...........................    -36-
         Section 6.03 Conditions Precedent for the Benefit of Lenders..............................    -36-
         Section 6.04 No Waiver....................................................................    -37-

ARTICLE VII

         REPRESENTATIONS AND WARRANTIES

         Section 7.01 Corporate Existence..........................................................    -37-
         Section 7.02 Financial Condition..........................................................    -37-
         Section 7.03 Litigation...................................................................    -38-
         Section 7.04 No Breach....................................................................    -38-
         Section 7.05 Authority....................................................................    -38-
         Section 7.06 Approvals....................................................................    -38-
         Section 7.07 Use of Loans.................................................................    -38-
         Section 7.08 ERISA........................................................................    -38-
         Section 7.09 Taxes........................................................................    -38-
         Section 7.10 Titles, Etc..................................................................    -41-
         Section 7.11 No Material Misstatements....................................................    -42-
         Section 7.12 Investment Company Act.......................................................    -42-
         Section 7.13 Public Utility Holding Company Act...........................................    -42-
         Section 7.14 Subsidiaries.................................................................    -42-
         Section 7.15 Location of Business and Offices.............................................    -42-
         Section 7.16 Defaults.....................................................................    -43-
         Section 7.17 Environmental Matters........................................................    -43-
         Section 7.18 Compliance with the Law......................................................    -44-
         Section 7.19 Insurance....................................................................    -44-
         Section 7.20 Hedging Agreements...........................................................    -44-
         Section 7.21 Restriction on Liens.........................................................    -45-
         Section 7.22 Material Agreements..........................................................    -45-

                                      -iii-

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ARTICLE VIII

         AFFIRMATIVE COVENANTS

         Section 8.01 Reporting Requirements.......................................................  -45-
         Section 8.02 Litigation...................................................................  -47-
         Section 8.03 Maintenance, Etc.............................................................  -47-
         Section 8.04 Environmental Matters........................................................  -48-
         Section 8.05 Further Assurances...........................................................  -49-
         Section 8.06 Performance of Obligations...................................................  -49-
         Section 8.07 Reserve Reports..............................................................  -49-
         Section 8.08 Title to Oil and Gas Properties..............................................  -50-
         Section 8.09 ERISA Information and Compliance.............................................  -50-

ARTICLE IX

         NEGATIVE COVENANTS

         Section 9.01 Debt.........................................................................  -51-
         Section 9.02 Liens........................................................................  -52-
         Section 9.03 Investments, Loans and Advances..............................................  -52-
         Section 9.04 Dividends, Distributions and Redemptions.....................................  -53-
         Section 9.05 Sales and Leasebacks.........................................................  -54-
         Section 9.06 Nature of Business...........................................................  -54-
         Section 9.07 Limitation on Leases.........................................................  -54-
         Section 9.08 Mergers, Etc.................................................................  -54-
         Section 9.09 Proceeds of Notes; Letters of Credit.........................................  -54-
         Section 9.10 ERISA Compliance.............................................................  -54-
         Section 9.11 Sale or Discount of Receivables..............................................  -56-
         Section 9.12 Tangible Net Worth...........................................................  -56-
         Section 9.13 Fixed Charge Coverage Ratio..................................................  -56-
         Section 9.14 Leverage Ratio...............................................................  -56-
         Section 9.15 Sale of Oil and Gas Properties...............................................  -56-
         Section 9.16 Environmental Matters........................................................  -56-
         Section 9.17 Transactions with Affiliates.................................................  -57-
         Section 9.18 Subsidiaries.................................................................  -57-
         Section 9.19 Negative Pledge Agreements...................................................  -57-
         Section 9.20 Hedging Agreements...........................................................  -57-

ARTICLE X

         EVENTS OF DEFAULT; REMEDIES

         Section 10.01 Events of Default...........................................................  -57-
         Section 10.02 Remedies....................................................................  -59-
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                                      -iv-

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ARTICLE XI

         THE ADMINISTRATIVE AGENT

         Section 11.01 Appointment, Powers and Immunities.........................................   -60-
         Section 11.02 Reliance by Administrative Agent...........................................   -60-
         Section 11.03 Defaults...................................................................   -61-
         Section 11.04 Rights as a Lender.........................................................   -61-
         Section 11.05 INDEMNIFICATION............................................................   -61-
         Section 11.06 Non-Reliance on Administrative Agent and other Lenders.....................   -61-
         Section 11.07 Action by Administrative Agent.............................................   -62-
         Section 11.08 Resignation or Removal of Administrative Agent.............................   -62-

ARTICLE XII

         MISCELLANEOUS

         Section 12.01 Waiver.....................................................................   -63-
         Section 12.02 Notices....................................................................   -63-
         Section 12.03 Payment of Expenses, Indemnities, Etc......................................   -63-
         Section 12.04 Amendments, Etc............................................................   -66-
         Section 12.05 Successors and Assigns.....................................................   -66-
         Section 12.06 Assignments and Participations.............................................   -66-
         Section 12.07 Invalidity.................................................................   -67-
         Section 12.08 Counterparts...............................................................   -68-
         Section 12.09 References; Use of Word "Including"........................................   -68-
         Section 12.10 Survival...................................................................   -68-
         Section 12.11 Captions...................................................................   -68-
         Section 12.12 NO ORAL AGREEMENTS.........................................................   -68-
         Section 12.13 GOVERNING LAW; SUBMISSION TO JURISDICTION..................................   -68-
         Section 12.14 Interest...................................................................   -69-
         Section 12.15 Confidentiality............................................................   -70-
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                                      -v-

ANNEXES, EXHIBITS AND SCHEDULES

Annex I       - List of Percentage Shares and Maximum Credit Amounts

Exhibit A     - Form of Note
Exhibit B     - Form of Borrowing, Continuation and Conversion Request
Exhibit C     - Form of Compliance Certificate
Exhibit D     - Form of Assignment Agreement
Exhibit E     - Guarantors

Schedule 7.02 - Liabilities
Schedule 7.09 - Taxes
Schedule 7.10 - Titles, Etc.
Schedule 7.14 - Subsidiaries and Partnerships
Schedule 7.19 - Insurance
Schedule 7.20 - Hedging Agreements
Schedule 7.22 - Material Agreements
Schedule 9.01 - Debt
Schedule 9.02 - Liens
Schedule 9.03 - Investments, Loans and Advances

         THIS CREDIT AGREEMENT dated as of June 30, 2000 is among TOM BROWN, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

     A. The Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower; and

     B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

     C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:


                                    ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS

         Section 1.01 Terms Defined Above As used in this Agreement, the terms "Administrative Agent," "Borrower," "Chase," "Lender," and "Lenders" shall have the meanings indicated above.

         Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have equivalent meanings when used in the plural and vice versa):

         "Additional Costs" shall have the meaning assigned such term in Section 5.01(a).

         "Affected Loans" shall have the meaning assigned such term in Section 5.04.


         "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

         "Agreement" shall mean this Credit Agreement, as the same may from time to time be amended or supplemented.

         "Aggregate Commitments" at any time shall equal the amount calculated in accordance with Section 2.03(a).

         "Aggregate Maximum Credit Amounts" at any time shall equal the sum of the Maximum Credit Amounts of the Lenders set forth or Annex], as the same may be reduced pursuant to Section 203(b). As of the Closing Date, the Aggregate Maximum Credit Amounts equal $125,000,000.

         "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:


      BORROWING BASE UTILIZATION                      APPLICABLE MARGIN
      --------------------------                      -----------------
                                           EURODOLLAR LOANS     BASE RATE LOANS
                                           ----------------     ---------------
Less than or equal to 25%                       0.875%              0.000%

Greater than 25%,                               1.000%              0.000%
but less than or equal to 50%

Greater than 50%,                               1.125%              0.125%
but less than or equal to 75%

Greater than 75%                               11.3750%             0.375%


Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization shall take effect at the time of such change in the Borrowing Base Utilization (including, without limitation, in respect of Eurodollar Loans then outstanding notwithstanding that such change occurs during an Interest Period).

         "Assignment" shall have the meaning assigned such term in Section 12.06(b).

         "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% or
(ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

         "Borrowing Base" shall mean at any time an amount equal to the amount determined in accordance with Section 2.08.

         "Borrowing Base Deficiency" shall mean, and occur at any time when, the amount by which the aggregate outstanding principal amount of the Loans plus the LC Exposure exceeds the Borrowing Base, whether as the result of a redetermination, a scheduled reduction, or otherwise.

         "Borrowing Base Utilization" shall mean at any time, an amount (expressed as a percentage) equal to the quotient of (i) the aggregate principal amount of Loans outstanding plus LC Exposure, divided by (ii) the Borrowing Base.

         "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in New York City, or if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants or options to purchase any of the foregoing.

         "Change of Control" shall mean the occurrence of any of the following events: (a) any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (i) shall have acquired beneficial ownership of 35% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Borrower, (ii)
(A) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (B) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors, or (b) except as permitted by
Section 9.15, the Borrower shall cease to own 100% of the issued and outstanding Capital Stock of each of its Wholly-Owned Subsidiaries. For purposes of this definition, "Continuing Directors" shall mean the directors of the Borrower on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

         "Closing Date" shall mean June 30, 2000.

         "Co-Agent" shall mean Bank of America, N.A., as co-agent for the Lenders under this Agreement and the other Loan Documents.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

         "Commitment" shall mean, for any Lender, its obligation to make Loans as provided in Section 2.01(a) and to participate in the Letters of Credit as provided in Section 2.01(b) up to the lesser of (i) such Lender's Maximum Credit Amount and (ii) such Lender's Percentage Share of the amount equal to the then effective Borrowing Base.

         "Consolidated Net Income" shall mean with respect to the Borrower and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any Person in which the Borrower or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to the Borrower or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) any extraordinary gains or losses; and (iv) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or write downs of assets.

         "Consolidated Subsidiaries" shall mean each Subsidiary of a Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP. Unless otherwise indicated, each reference to the term "Consolidated Subsidiary" shall mean a Subsidiary consolidated with the Borrower.

         "Debt" shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments; (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments;
(iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others;
(ix) obligations to deliver goods or services, including Hydrocarbons in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person which are more than 90 days past due; (xi) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; (xii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment, to the extent such production payment would be reflected on a consolidated balance sheet of such person.

         "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "EBITDAX" shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization, exploration expense and other non-cash expenses, determined on a consolidated basis in accordance with GAAP.

         "Engineering Reports" shall have the meaning assigned such term in
Section 2.08.

         "Environmental Laws" shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health
Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

         "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

         "ERISA Event" shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Eurodollar Loans" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Adjusted Rate".

         "Eurodollar Adjusted Rate" shall mean, with respect to any Eurodollar Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient of (i) the Eurodollar Rate for such Loan for the Interest Period for such Loan divided by (ii)1 minus the Reserve Requirement for such Loan for such Interest Period.

         "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Rate" with respect to such Eurodollar Loan for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Event of Default" shall have the meaning assigned such term in
Section 10.01.

         "Excepted Liens" shall mean: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, each of which is in respect of obligations that are not more than 90 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; and (vi) deposits to secure the performance of bids, trade contracts, surety and appeal bonds, and performance bonds leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

         "Financial Statements" shall mean the financial statement or statements of the Borrower and its Consolidated Subsidiaries described or referred to in
Section 7.02.

         "Fixed Charges" shall mean, for any period, the sum (without duplication) of (i) interest expense (paid and capitalized) of the Borrower and its Consolidated Subsidiaries for the relevant period on the aggregate principal amount of their Debt, plus (ii) scheduled principal payments on the Debt of the Borrower or any of its Consolidated Subsidiaries made during the relevant period plus (iii) allowance for cash income taxes of the Borrower and its Consolidated Subsidiaries for the relevant period.

         "Fixed Charge Coverage Ratio" shall mean as of the end of any fiscal quarter the ratio of (i) EBITDAX for the four fiscal quarters of the Borrower ending on such date to (ii) Fixed Charges for the four fiscal quarters ending on such date.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "Governmental Authority" shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Borrower, its Subsidiaries or any of their property or the Administrative Agent, any Lender or any Applicable Lending Office.

         "Governmental Requirement" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         "Guarantor" shall mean each of the Persons set forth on Exhibit E.

         "Guaranty Agreement" shall mean an agreement executed by the Guarantors in form and substance satisfactory to the Administrative Agent guarantying, unconditionally, payment of the Indebtedness, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Hedging Agreements" shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         "Hydrocarbon Interests" shall mean all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

         "Hydrocarbons" shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

         "Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower or any Guarantor to the Administrative Agent, the Issuing Bank and/or the Lenders in connection with the Loan Documents, and any Hedging Agreements now or hereafter arising between the Borrower or any Guarantor and any Lender or its Affiliate and permitted by the terms of this Agreement, and all renewals, extensions and/or rearrangements of any of the foregoing.

         "Indemnified Parties" shall have the meaning assigned such term in
Section 12.03(a)(ii).

         "Indemnity Matters" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

         "Initial Funding" shall mean the funding of the initial Loans or issuance of the initial Letters of Credit upon satisfaction of the conditions set forth in Sections 6.01 and 6.02.

         "Initial Reserve Report" shall mean the report of Ryder Scott Company, dated February 15, 2000 with respect to the Oil and Gas Properties of the Borrower and its Subsidiaries as of January 1, 2000, copies of which in sufficient number for each of the Lenders have been delivered to the Administrative Agent.

         "Interest Period" shall mean, with respect to any Eurodollar Loan, the period commencing on the date such Eurodollar Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.02 (or such longer period as may be requested by the Borrower and agreed to by the Majority Lenders), except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

         Notwithstanding the foregoing: (i) no Interest Period may end after the Termination Date; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

         "Issuing Bank" shall mean Chase or any other Lender agreed to among the Borrower and the Administrative Agent to issue Letters of Credit.

         "LC Commitment" at any time shall mean $10,000,000.

         "LC Exposure" at any time shall mean the difference between (i) the aggregate face amount of all undrawn and uncancelled Letters of Credit plus the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed, minus (ii) the aggregate amount of all cash securing outstanding Letters of Credit pursuant to Section 2.10(b).


         "Lender Termination Date" shall have the meaning assigned such term in
Section 5.07.

         "Letter of Credit Agreement" shall mean the written agreements with the Issuing Bank as issuing lender for any Letter of Credit, executed in connection with the issuance by the Issuing Bank of the Letters of Credit, such agreements to be on the Issuing Bank's customary form for letters of credit of comparable amount and purpose as from time to time in effect or as otherwise agreed to by the Borrower and the Issuing Bank.

         "Letters of Credit" shall mean the letters of credit issued pursuant to
Section 2.01(b) and all reimbursement obligations pertaining to any such letters of credit and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligation pertaining thereto.

         "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like which constitute Debt, payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         "Loan Documents" shall mean this Agreement, the Notes, all Letters of Credit, all Letter of Credit Agreements and the Guaranty Agreement.

         "Loans" shall mean the loans as provided for by Section 2.01(a).

         "Majority Lenders" shall mean, at any time while no Loans are outstanding, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments and, at any time while Loans are outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

         "Material Adverse Effect" shall mean any material and adverse effect on
(i) the assets, liabilities, financial condition, business, operations or affairs of the Borrower and its Subsidiaries taken as a whole different from those reflected in the Financial Statements or from the facts represented or warranted in any Loan Document, or (ii) the ability of the Borrower and its Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Loan Documents on a timely basis.

         "Maximum Credit Amount" shall mean, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Credit Amounts," as the same may be reduced pursuant to Section 2.03(b) pro rata to each Lender based on its Percentage Share and as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         "Multiemployer Plan" shall mean a Plan defined as such in Section 3(37) or 4001(a)(3) of ERISA.

         "Net Cash Proceed" shall mean, with respect to any sale or other disposition of securities, the cash proceeds (including cash equivalents and any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale or other disposition received by the Borrower or any of its Subsidiaries, net of all attorneys' fees, accountants' fees, investment banking fees and other customary fees and commissions actually incurred by the Borrower or any of its Subsidiaries and documented in connection therewith.

         "Notes" shall mean the Notes provided for by Section 2.06, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

         "Notice of Termination" shall have the meaning assigned such term in
Section 5.07.

         "Oil and Gas Properties" shall mean Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves,fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         "Other Taxes" shall have the meaning assigned such term in Section 4.06(b).

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

         "Percentage Share" shall mean the percentage of the Aggregate Commitments to be provided by a Lender under this Agreement as indicated on Annex I hereto,as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

         "Plan" shall mean any employee pension benefit plan, as defined in
Section 3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary or an ERISA Affiliate.

         "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount payable by the Borrower under this Agreement or any other Loan Document which is not paid when due, a rate per annum during the period commencing on the date such amount became due and ending on the date such amount is paid in full equal to 2% per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate; provided, however, for a Eurodollar Loan, the "Post-Default Rate" for such principal shall be, for the period commencing on the date such amount became due and ending on the date such amount is paid in full at a rate equal to 2% per annum above the interest rate for such Loan as provided in Section 3.02(a)(ii), but in no event to exceed the Highest Lawful Rate.

         "Prime Rate" shall mean the rate of interest from time to time announced publicly by the Administrative Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

         "Principal Office" shall mean the principal office of the Administrative Agent, presently located at 270 Park Avenue, New York, New York 10017.

         "Prior Credit Agreement" shall mean that certain Credit Agreement dated as of April 17, 1998 among the Borrower, the lenders parties thereto, and The Chase Manhattan Bank, as administrative agent for such lenders, as heretofore amended.

         "Prior Debt" shall mean all Debt outstanding under the Prior Credit Agreement.

         "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Quarterly Dates" shall mean the last day of each March, June, September, and December in each year, the first of which shall be September 30, 2000, provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

         "Redetermination Date" shall mean the date that the redetermined Borrowing Base becomes effective subject to the notice requirements specified in
Section 2.08(f) both for scheduled redeterminations and unscheduled redeterminations.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         "Regulatory Change" shall mean, with respect to any Lender, any change after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Replacement Lender" shall have the meaning assigned such term in
Section 5.07.


         "Required Payment" shall have the meaning assigned such term in Section 4.04.

         "Reserve Report" shall mean a report, in form and substance satisfactory to the Administrative Agent, setting forth, as of each December 31 (or such other date in the event of an unscheduled redetermination) the oil and gas reserves attributable to the Borrower's Oil and Gas Properties together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date. The term "Reserve Report" shall also include the information to be provided by the Borrower at any other time pursuant to Section 8.07(b).

         "Reserve Requirement" shall mean, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined or (ii) any category of extensions of credit or other assets which include a Eurodollar Loan.

         "Responsible Officer" shall mean, as to any Person, the Chief Executive Officer, the President, any Vice President or the Treasurer of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer and Treasurer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

         "Scheduled Redetermination Date" shall have the meaning assigned such term in Section 2.08(d).

         "SEC" shall mean the Securities and Exchange Commission or any successor Governmental Authority.

         "Special Entity" shall mean any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company other than a corporation in which a Person or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls the management of such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g., a sole general partner controls a limited partnership).

         "Subsidiary" shall mean (i) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by of the happening of any contingency) is at the time directly or indirectly owned or controlled by another Person or one or more of such Person's Subsidiaries or by such Person and one or more of its Subsidiaries and (ii) any Special Entity. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Tangible Net Worth" shall mean, as at any date, the sum of the following for the Borrower and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP:

         (i) all items which would be included under shareholders' equity on the consolidated balance sheet of the Borrower, minus

         (ii) the sum of the following: the book value of all assets of the Borrower and its Consolidated Subsidiaries which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including as such intangibles the following: goodwill, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any writeup in the book value of assets resulting from a revaluation thereof or resulting from any changes in GAAP subsequent to December 31, 1999.

         "Taxes" shall have the meaning assigned such term in Section 4.06(a).

         "Terminated Lender" shall have the meaning assigned such term in
Section 5.07.

         "Termination Date" shall mean the earlier to occur of (i) the third anniversary of the Closing Date or (ii) the date that the Commitments are sooner terminated pursuant to Sections 203(b) or 10.02.

         "Type" shall mean, with respect to any Loan, a Base Rate Loan or a Eurodollar Loan.

         "Wholly-Owned Subsidiary" shall mean, as to any Person, any Subsidiary of which all of the outstanding shares of Capital Stock (other than directors' qualifying shares) on a fully-diluted basis, are owned by such Person or one or more of its Wholly-Owned Subsidiaries or by such Person and one or more of its Wholly-Owned Subsidiaries. Unless otherwise indicated, each reference to the "Wholly-Owned Subsidiary" shall mean a Wholly-Owned Subsidiary of the Borrower.

         "Wildhorse" shall mean Wildhorse Energy Partners, LLC, a Delaware limited liability company.

         "Wildhorse Limited Liability Company Agreement" shall mean the Limited Liability Company Agreement between KMI and the Borrower for the formation of Wildhorse, dated January 31, 1996, as amended.

         Section 1.03 Accounting Terms and Determinations Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants).

                                   ARTICLE II

                                   COMMITMENTS

         Section 2.01 Loans and Letters of Credit

         (a) Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to and up to, but excluding, the Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Commitment as then in effect provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding, together with the LC Exposure, shall not exceed the Aggregate Commitments. Subject to the terms of this Agreement, during the period from the Closing Date to and up to, but excluding, the Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a).

         (b) Letters of Credit. During the period from and including the Closing Date to, but excluding, the Termination Date, each Issuing Bank, as issuing bank for the Lenders, agrees to extend credit for the account of the Borrower or Subsidiary at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided however, the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment or (ii) the Aggregate Commitments, as then in effect, minus the aggregate principal amount of all Loans and the LC Exposure then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Shares. Each of the Letters of Credit shall (i) be issued by the Issuing Bank, (ii) contain such terms and provisions as are reasonably required by the Issuing Bank, (iii) be for the account of the Borrower or Subsidiary and (iv) expire not later than two (2) days before the Termination Date.

         (c) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or Eurodollar Loans; provided, however, no more than eight Eurodollar Loans may be outstanding at any time.

         Section 2.02 Borrowings, Continuations and Conversions: Letters of
    Credit

         (a) Borrowings. The Borrower shall give the Administrative Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing hereunder, which shall specify (i) the aggregate amount of such borrowing, (ii) the Type and

    (iii) the date (which shall be a Business Day) of the Loans to be borrowed, and (iv) (in the case of Eurodollar Loans) the duration of the Interest Period therefor.

         (b) Minimum Amounts. All Base Rate Loan borrowings shall be in amounts of at least $500,000 or the remaining balance of the Aggregate Commitments, if less, or any whole multiple of $500,000 in excess thereof, and all Eurodollar Loans shall be in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof.

         (c) Notices. All borrowings, continuations and conversions shall require advance written notice to the Administrative Agent (which shall promptly notify the Lenders) in the form of Exhibit B (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Administrative Agent not later than 2:00 p.m. New York time at least one Business Day prior to the date of each Base Rate Loan borrowing and three Business Days prior to the date of each Eurodollar Loan borrowing, continuation or conversion. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Administrative Agent.

         (d) Continuation Options. Subject to the provisions made in this
    Section 2.02(d), the Borrower may elect to continue all or any part of any Eurodollar Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such Eurodollar Loan to a Base Rate Loan pursuant to Section 2.02(e) on the last day of the then expiring Interest Period. All or any part of any Eurodollar Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable interest Period) in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each Eurodollar Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

         (e) Conversion Options. The Borrower may elect to convert all or any part of any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Administrative Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a Eurodollar Loan by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a Eurodollar Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least

    $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a Eurodollar Loan.

         (f) Advances. Not later than 11:00 a.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, to an account which the Administrative Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower and maintained at the Principal Office.

         (g) Letters of Credit. The Borrower shall give the Issuing Bank (which shall promptly notify the Lenders of such request and their Percentage Share of such Letter of Credit) advance notice to be received by the Issuing Bank not later than 11:00 a.m. New York time not less than three (3) Business Days prior thereto of each request for the issuance, and at least thirty
    (30) Business Days prior to the date of the renewal or extension, of a Letter of Credit hereunder which request shall specify (i) the amount of such Letter of Credit, (ii) the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended, (iii) the duration thereof, (iv) the name and address of the beneficiary thereof, (v) the type of the Letter of Credit and (vi) such other information as the Administrative Agent may reasonably request, all of which shall be reasonably satisfactory to the Administrative Agent. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Administrative Agent shall issue, renew or extend such Letter of Credit to the beneficiary thereof

         In conjunction with the issuance of each Letter of Credit, the Borrower and the applicable Subsidiary, if the account party, shall execute a Letter of Credit Agreement. In the event of any conflict between any provision of a Letter of Credit Agreement and this Agreement, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders hereby agree that the provisions of this Agreement shall govern.

         The Issuing Bank will send to the Borrower and each Lender, immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.

         Section 2.03 Changes of Commitments

         (a) The Aggregate Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(b) or (ii) the Borrowing Base as determined from time to time.

         (b) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Maximum Credit Amounts at any time, or from time to time, upon not less than three (3) Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Administrative Agent.

         (c) The Aggregate Maximum Credit Amounts once terminated or reduced may not be reinstated.

         Section 2.04 Fees.

         (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average unused amount of the Aggregate Commitments for the period from and including the Closing Date up to, but excluding, the earlier of the date the Aggregate Commitments are terminated or the Termination Date at a rate per annum equal to the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:


  Borrowing Base Utilization                   Applicable Percentage
  --------------------------                   ---------------------
Less than or equal to 25%                             0.200%

Greater than 25%, but less than or equal              0.250%.
to 75%

Greater than 75%                                      0.375%

Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Commitments are terminated or the Termination Date.

         (b) Letter of Credit Fees

            (i) The Borrower agrees to pay the Administrative Agent, for the account of each Lender, commissions for issuing the Letters of Credit on the daily average outstanding of the maximum liability of the Issuing Bank existing from time to time under such Letter of Credit (calculated separately for each Letter of Credit) at the rate per annum equal to the Applicable Margin in effect from time to time for Eurodollar Loans, provided that each Letter of Credit shall bear a minimum commission of $500. Each Letter of Credit shall be deemed to be outstanding up to the full face amount of the Letter of Credit until the Issuing Bank has received the canceled Letter of Credit or a written cancellation of the Letter of Credit from the beneficiary of such Letter of Credit in form and substance acceptable to the Issuing Bank or the Letter of Credit expires in accordance with its terms, or for any reductions in the amount of the Letter of Credit (other than from a drawing), written notification from the beneficiary of such Letter of Credit or the Letter of Credit reduces in accordance with its terms. Such commissions are payable quarterly in arrears on each Quarterly Date and upon cancellation or expiration of each such Letter of Credit.

            (ii) The Borrower agrees to pay the Administrative Agent, for the account of the Issuing Bank, commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) equal to 0.125% of the face amount of each Letter of Credit, payable upon issuance of such Letter of Credit.

            (iii) The Borrower agrees to pay the Issuing Bank on demand the Issuing Bank's customary letter of credit transactional fees, including amendment fees, negotiation and drawing fees, or other fees customarily payable with respect to each Letter of Credit.

         Section 2.05 Several Obligations. The failure of any Lender to make any Loan to be made by it or to provide funds for disbursements or reimbursements under Letters of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

         Section 2.06 Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount as originally in effect and otherwise duly completed and such substitute Notes as required by Section 12.06(b). The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer may be endorsed by such Lender on the schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

         Section 2.07 Prepayments.

         (a) Voluntary Prepayments. The Borrower may prepay the Base Rate Loans upon not less than one (1) Business Day's prior notice to the Administrative Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $1,000,000 or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Administrative Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay Eurodollar Loans on the same conditions as for Base Rate Loans (except that prior notice to the Administrative Agent shall be not less than three (3) Business Days for Eurodollar Loans) and in addition such prepayments of Eurodollar Loans shall be subject to the terms of Section 5.05.

         (b) Mandatory Prepayments

         (i) Termination or Reduction of Aggregate Maximum Revolving Credit Amounts. If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.03(b), the outstanding aggregate principal amount of the Loans, plus the LC Exposure, exceeds the Aggregate Maximum Credit Amounts, the

         Borrower shall (i) prepay the Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if any excess remains after prepaying all of the Loans because of LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to the excess to be held as cash collateral as provided in Section 2.10(b) hereof.

                           (ii) Redetermination of Borrowing Base. Upon any redetermination of the amount of the Borrowing Base in accordance with
         Section 2.08, if the redetermined Borrowing Base results in a Borrowing Base Deficiency, then the Borrower shall, within 60 days of receipt of written notice thereof, (i) prepay the Loans in a principal amount sufficient to eliminate such Borrowing Base Deficiency, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if, because of LC Exposure, a Borrowing Base Deficiency remains after prepaying all of the Loans, pay to the Administrative Agent on behalf of the Lenders an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.10(b).

                  (c) Generally. Prepayments permitted or required under this
         Section 2.07 shall be without premium or penalty, except as required under Section 5.05 for prepayment of Eurodollar Loans. Any prepayment may be reborrowed subject to the then effective Aggregate Commitments.

                  Section 2.08 Borrowing Base

                  (a) The Borrowing Base shall be determined in accordance with
         Section 2.08(b) by the Administrative Agent and the Co-Agent with the concurrence of the Majority Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base. During the period from and after the Closing Date until the first redetermination pursuant to Section 2.08(d), the amount of the Borrowing Base shall be $225,000,000.

                  (b) Upon receipt of the Reserve Reports required by Section
         8.07 and such other reports, data and supplemental information as may from time to time be reasonably requested by the Administrative Agent and the Co-Agent (the "Engineering Reports"), the Administrative Agent and the Co-Agent will redetermine the Borrowing Base. Such redetermination will be in accordance with their normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Administrative Agent and the Co-Agent, in their sole discretion, may make adjustments to the rates, volumes and prices and other assumptions set forth therein in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Administrative Agent and the Co-Agent shall propose to the Lenders a new Borrowing Base within 30 days following receipt by the Administrative Agent, the Co-Agent and the Lenders of the Engineering Reports in a timely and complete manner. After having received notice of such proposal by the Administrative

         Agent and the Co-Agent, the Majority Lenders shall have 15 days to agree or disagree with such proposal. If at the end of the 15 days, the Majority Lenders have not communicated their approval or disapproval, such silence shall be deemed to be an approval and the Administrative Agent's and the Co-Agent's proposal shall be the new Borrowing Base. If however, the Majority Lenders notify the Administrative Agent within 15 days of their disapproval, the Majority Lenders shall, within a reasonable period of time, agree on a new Borrowing Base. The Administrative Agent, the Co-Agent and the Majority Lenders must approve a new Borrowing Base.

                  (c) The Administrative Agent and the Co-Agent may exclude any Oil and Gas Property or portion of production therefrom or any income from any other Property from the Borrowing Base, at any time, because title information is not reasonably satisfactory.

                  (d) So long as any of the Commitments are in effect and until payment in full of all Loans hereunder, on or around the first Business Day of each June (being a "Scheduled Redetermination Date"), the Lenders shall redetermine the amount of the Borrowing Base in accordance with Section 2.08(b). In addition, (i) the Majority Lenders may initiate a redetermination of the Borrowing Base at any other time as they so elect by specifying in writing to the Borrower the date on which the Borrower is to furnish, or cause to be furnished, a Reserve Report in accordance with Section 8.07(b) and the date on which such redetermination is to occur; provided, however, that the Majority Lenders may initiate only one such unscheduled redetermination during any consecutive twelve (12) month period, and (ii) the Borrower may, from time to time, initiate a redetermination of the Borrowing Base at any other time as it so elects by specifying in writing to the Administrative Agent (who will promptly notify the Lenders) the date on which the Borrower will furnish, or cause to be furnished, a Reserve Report in accordance with Section 8.07(b) and the date on which such redetermination is requested to occur; provided, however, that the Borrower may initiate only one such unscheduled redetermination during any consecutive twelve (12) month period. Any such unscheduled Borrowing Base redeterminations shall be made in accordance with the procedures described in Section 2.08(b).

                  (e) If at any time, and from time to time, the Borrowing Base Utilization exceeds 50%, the Administrative Agent and the Co-Agent may, or upon request of the Majority Lenders shall, redetermine the amount of the Borrowing Base by specifying in writing to the Borrower the date on which the Borrower is to furnish a Reserve Report in accordance with
         Section 8.07(b) and the date on which such redetermination is to occur provided, however, that the Administrative Agent, the Co-Agent and the Majority Lenders may initiate only one such unscheduled redetermination between Scheduled Redetermination Dates in addition to any redeterminations provided by Section 2.08(d).

                  (f) The Administrative Agent shall promptly notify in writing the Borrower and the Lenders of the new Borrowing Base. Any redetermination of the Borrowing Base shall not be in effect until written notice is received by the Borrower.

                  Section 2.09 Assumption of Risks. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit. Neither any Issuing Bank (except in the case of gross negligence or willful misconduct on the part of such Issuing Bank or any of its employees), its correspondents nor any Lender shall be responsible for the validity, sufficiency or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex or otherwise, whether or not they be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of any Letter of Credit to comply fully with conditions required in order to draw upon any Letter of Credit; or for any other consequences arising from causes beyond such Issuing Bank's control or the control of such Issuing Bank's correspondents. In addition, neither any Issuing Bank, the Administrative Agent nor any Lender shall be responsible for any error, neglect, or default of any of such Issuing Bank's correspondents; and none of the above shall affect, impair or prevent the vesting of any of such Issuing Bank's, the Administrative Agent's or any Lender's rights or powers hereunder or under the Letter of Credit Agreements, all of which rights shall be cumulative. Each Issuing Bank and its correspondents may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation of any matter contained therein regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Borrower agrees that any action, inaction or omission taken or not taken by an Issuing Bank or by any correspondent for such Issuing Bank in good faith in connection with any Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Borrower and shall not put the Issuing Bank or its correspondents under any resulting liability to the Borrower.

                  Section 2.10 Obligation to Reimburse and to Prepay

                  (a) if a disbursement by an Issuing Bank is made under any Letter of Credit, the Borrower shall pay to the Administrative Agent within two (2) Business Days after notice of any such disbursement is received by the Borrower, the amount of each such disbursement made by such Issuing Bank under the Letter of Credit (if such payment is not sooner effected as may be required under this Section 2.10 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (i) the then applicable interest rate for Base Rate Loans through the second Business Day after notice of such disbursement is received by the Borrower and (ii) thereafter, the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) for the period from and including the third Business Day following the date of such disbursement to and including the date of repayment in full of such disbursed amount. The obligations of the Borrower under this Agreement with respect to each Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any other Loan Document; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement (except to the extent permitted by any amendment or waiver), any Letter of Credit or any other Loan Document; (iii) the existence of any claim, set-off, defense or other rights which the Borrower may have at any time against the beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), such Issuing Bank, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, any other Loan Document, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by such Issuing Bank under any Letter of Credit against presentation of a draft or certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         Notwithstanding anything in this Agreement to the contrary, the Borrower will not be liable for payment or performance that results from the gross negligence or willful misconduct of the Issuing Bank.

                  (b) In the event of the occurrence of any Event of Default, a payment or prepayment pursuant to Section 2.07(b) or the maturity of the Notes, whether by acceleration or otherwise, an amount equal to the LC Exposure (or the excess in the case of Section 2.07(b)) shall be deemed to be forthwith due and owing by the Borrower to the Issuing Bank, the Administrative Agent and the Lenders as of the date of any such occurrence; and the Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be held by the Issuing Bank on behalf of the Lenders as cash collateral securing the LC Exposure in an account or accounts at the Principal Office; and the Borrower hereby, and by its deposit with the Administrative Agent, grants to the Administrative Agent a security interest in such cash collateral. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Administrative Agent and the Lenders agree, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, the Notes or any other Loan Document, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased.

                  (c) Each Lender severally and unconditionally agrees that it shall promptly reimburse the Issuing Bank an amount equal to such Lender's Percentage Share of any disbursement made by the Issuing Bank under any Letter of Credit that is not reimbursed according to this
         Section 2.10.

                  (d) Notwithstanding anything to the contrary contained herein, if no Default exists and subject to availability under the Aggregate Commitments (after reduction for LC Exposure), to the extent the Borrower has not reimbursed the Issuing Bank for any drawn upon Letter of Credit within one (1) Business Day after notice of such disbursement has been received by the Borrower, the amount of such Letter of Credit reimbursement obligation shall automatically be funded by the Lenders as a Loan hereunder and used by the Lenders to pay such Letter of Credit reimbursement obligation. If a Default exists, or if the funding of such Letter of Credit reimbursement obligation as a Loan would cause the aggregate amount of all Loans outstanding to exceed the Aggregate Commitments (after reduction for LC Exposure), such Letter of Credit reimbursement obligation shall not be funded as a Loan, but instead shall accrue interest as provided in Section 2.10(a).

         Section 2.11 Lending Offices The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                                   ARTICLE III

                       PAYMENTS OF PRINCIPAL AND INTEREST

                  Section 3.01 Repayment of Loans

                  (a) Loans. On the Termination Date, the Borrower shall repay the outstanding aggregate principal of the Notes.

                  (b) Generally. The Borrower will pay to the Administrative Agent, for the account of each Lender, the principal payments required by this Section 3.01.

                  Section 3.02 Interest

                  (a) Interest Rates. The Borrower will pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

                           (i) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin for Base Rate Loans (as in effect from time to time), but in no event to exceed the Highest Lawful Rate; and

                           (ii) if such a Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Adjusted Rate for such Loan plus the Applicable Margin for Eurodollar Loans (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

                  (b) Post-Default Rate. Notwithstanding the foregoing, the Borrower will pay to the Administrative Agent, for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date such amount becomes due until the same is paid in full.

                  (c) Due Dates. Accrued interest on Base Rate Loans shall be payable quarterly on each Quarterly Date commencing on September 30, 2000, and accrued interest on each Eurodollar Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Eurodollar Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted). Any accrued and unpaid interest on the Loans on the Termination Date shall be paid on such date.

                  (d) Determination of Rates. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders to which such interest is payable and the Borrower thereof. Each determination by the Administrative Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.


                                   ARTICLE IV

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

                  Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement, the Notes, and the Letter of Credit Agreements shall be made in Dollars, in immediately available funds, to the Administrative Agent at such account as the Administrative Agent shall specify by notice to the Borrower from time to time, not later than 11:00 a.m. New York time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Administrative Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as otherwise provided in the definition of "Interest Period", if the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Administrative Agent of any principal of or interest on any borrowing, the Borrower shall notify the Administrative Agent of the Loans to which such payment shall apply. In the absence of such notice the Administrative Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

                  Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein each Lender agrees that: (i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section
2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of fees under Section 2.04(a) and Section 2.04(b)(i) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Maximum Credit Amounts under Section 2.03(b) shall be applied to the Commitment of each Lender, pro rata according to the amount of its respective Commitment; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders;
(iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders; and (iv) each reimbursement by the Borrower of disbursements under Letters of Credit shall be made for account of the Issuing Bank or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

                  Section 4.03 Computations. Interest on Eurodollar Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans and fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

                  Section 4.04 Non-receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Administrative Agent (in the case of a Lender) of the proceeds of a Loan or a payment under a Letter of Credit to be made by it hereunder or (in the case of the Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that time Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until, but excluding, the date the Administrative Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

                  Section 4.05 Set-off, Sharing of Payments, Etc.

                  (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Administrative Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Borrower or any Subsidiary at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement (or reimbursement as to any Letter of Credit) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Administrative Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans (or participations in Letters of Credit) made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders (or reimbursements of Letters of Credit). To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans (or Letters of Credit) in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
         Section 4.05 to share the benefits of any recovery on such secured claim.

                  Section 4.06 Taxes.

                  (a) Payments Free and Clear. Any and all payments by the Borrower hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto excluding, in the case of each Lender, any Issuing Bank and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent, such Issuing Bank or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender, such Issuing Bank or the Administrative Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, any Issuing Bank or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender, such Issuing Bank or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made,
         (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                  (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER WILL INDEMNIFY EACH LENDER, ISSUING BANK AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH ISSUING BANK'S, LENDER'S OR THE ADMINISTRATIVE AGENT'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY
         (30) DAYS AFTER THE DATE ANY LENDER, ANY ISSUING BANK OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER, ANY ISSUING BANK OR THE ADMINISTRATIVE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER, SUCH ISSUING BANK OR THE ADMINISTRATIVE AGENT HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED), PROVIDED THAT THE BORROWER, UPON THE REQUEST OF SUCH LENDER, SUCH ISSUING BANK OR THE ADMINISTRATIVE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER, SUCH ISSUING BANK OR THE ADMINISTRATIVE AGENT IN THE EVENT SUCH LENDER, SUCH ISSUING BANK OR THE ADMINISTRATIVE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

                  (d) Lender Representations

                           (i) Each Lender represents that it is either (i) a banking association or corporation organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a banking association or corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Administrative Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form W-8-ECI (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form W-8-ECI Certification") or (B) Internal Revenue Service Form W-8-BEN (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form W-8-BEN Certification"). In addition, each Lender agrees that if it previously filed a Form W-8-ECI Certification, it will deliver to the Borrower and the Administrative Agent a new Form W-8-ECI Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form W-8-BEN Certification, it will deliver to the Borrower and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Administrative Agent have received a Form W-8-BEN Certification or Form W-8-ECI Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Administrative Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this
         Section 4.06 or (ii) the Borrower or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 4.06.

                           (ii) For any period with respect to which a Lender has failed to provide the Borrower with the form required pursuant to this Section 4.06, if any, (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms, provided, however, that if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

                           (iii) Any Lender claiming any additional amounts payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Administrative Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.


                                    ARTICLE V

                                CAPITAL ADEQUACY

                  Section 5.01 Additional Costs

                  (a) Eurodollar Regulations, etc. The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to its making or maintaining of any Eurodollar Loans or issuing or participating in Letters of Credit hereunder or its obligation to make any Eurodollar Loans or issue or participate in any Letters of Credit hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Eurodollar Loans, Letters of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note in respect of any of such Eurodollar Loans or Letters of Credit (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office for any of such Eurodollar Loans by the jurisdiction in which such Lender has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the Eurodollar interbank market; or (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Administrative Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                  (b) Regulatory Change. Without limiting the effect of the provisions of Section 5.01(a), in the event that at any time (by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting (A) any Lender, (B) the Eurodollar interbank market or (C) such Lender's position in such market), the Eurodollar Adjusted Rate for a particular Interest Period, as determined in good faith by such Lender, will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Loans, then, if such Lender so elects, by notice to the Borrower and the Administrative Agent, the obligation of such Lender to make additional Eurodollar Loans having such Interest Period shall be suspended until such Regulatory Change or other circumstances ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                  (c) Capital Adequacy. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Note, its Loans or any interest held by it in any Letter of Credit, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

                  (d) Compensation Procedure. Any Lender notifying the Borrower of the incurrence of Additional Costs under this Section 5.01 shall in such notice to the Borrower and the Administrative Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this
         Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to
         Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or issue Letters of Credit, or on amounts receivable by it in respect of Loans or Letters of Credit, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis.

         Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within thirty (30) days of the receipt by the Borrower of the notice described in this Section 5.01(d).

                  Section 5.02 Limitation on Eurodollar Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Adjusted Rate for any Interest Period:

                  (i) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits for such Interest Period referred to in the definition of "Eurodollar Rate" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans for such Interest Period as provided herein; or

                  (ii) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section
         1.02 upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining Eurodollar Loans;

then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans having such Interest Period. The foregoing shall not affect the availability of Eurodollar Loans having Interest Periods for which no such determination has been made.

                  Section 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 shall be applicable).

                  Section 5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03. If the obligation of any Lender to make Eurodollar Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the last day of the Interest Period for such Loans unless sooner required by applicable law) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

                 Section 5.05 Compensation. The Borrower shall pay to each Lender within thirty (30) days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender determines are attributable to:

                  (i) any payment, prepayment or conversion of a Eurodollar Loan properly made by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.02) on a date other than the last day of the Interest Period for such Loan; or

                  (ii) any failure by the Borrower for any reason (including but not limited to, the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow, continue or convert a Eurodollar Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the Eurodollar Adjusted Rate for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

                  Section 5.06 Time Limit, Etc.

                  (a) Time Limited. Notwithstanding anything to the contrary contained in Sections 5.01 through 5.05, the Borrower shall not be required to reimburse or pay any costs or expenses to any Lender as required by such sections which have accrued more than 270 days prior to such Lender's giving notice to the Borrower that such Lender has suffered or incurred such costs or expenses.

                  (b) Non-Discriminatory Basis. None of the Lenders shall be permitted to pass through to the Borrower costs and expenses under Sections 5.01 through 5.05 which are not also passed through by such Lender to other customers of such Lender similarly situated when such customer is subject to documents containing similar provisions as those contained in such Sections.

                  Section 5.07 Replacement Lenders

                  (a) Terminated Lenders. If any Lender has (i) required the Borrower to make payments for Taxes under Section 4.06 or (ii) has notified the Borrower and the Administrative Agent of its incurring Additional Costs under Section 5.01(a) or other compensation under Sections 5.01(b) or (c) or (iii) asserts that it is illegal for it to make and maintain Eurodollar Loans when all other Lenders have not also made such assertion, then the Borrower may, unless such Lender has notified the Borrower and the Administrative Agent that the circumstances giving rise to such notice no longer apply, terminate, in whole but not in part, the Commitment of any Lender (the "Terminated Lender") at any time upon five (5) Business Days' prior written notice to the Terminated Lender and the Administrative Agent (such notice referred to herein as a "Notice of Termination").

                  (b) Replacement Lenders. In order to effect the termination of the Commitment of the Terminated Lender, the Borrower shall: (i) obtain an agreement with one or more Lenders to increase their respective Commitment and/or (ii) request any one or more other banking institutions to become parties to this Agreement in place and instead of such Terminated Lender and agree to accept a Commitment provided, however that such one or more other banking institutions are reasonably acceptable to the Administrative Agent and become parties by executing an Assignment (the Lenders or other banking institutions that agree to accept in whole or in part the Commitment of the Terminated Lender being referred to herein as the "Replacement Lenders"), such that the aggregate increased and/or accepted Commitment of the Replacement Lenders under clauses (i) and (ii) above equal the Commitment of the Terminated Lender.

                  (c) Content of Notice of Termination. The Notice of Termination shall include the name of the Terminated Lender, the date the termination will occur (the "Lender Termination Date"), and the Replacement Lender or Replacement Lenders to which the Terminated Lender will assign its Commitment and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender.

                  (d) Effecting Termination. On the Lender Termination Date, (i) the Terminated Lender shall by execution and delivery of an Assignment assign its Commitment to the Replacement Lender or Replacement Lenders indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders each of its Loans (if any) then outstanding and participation interests in Letters of Credit (if any) then outstanding, (ii) the Terminated Lender shall endorse its Notes, payable without recourse, representation or warranty to the order of the Replacement Lender or Replacement Lenders, (iii) the Replacement Lender or Replacement Lenders shall purchase the Notes held by the Terminated Lender at a price equal to the unpaid principal amount thereof plus interest and facility and other fees accrued and unpaid to the Lender Termination Date, and (iv) the Replacement Lender or Replacement Lenders will thereupon succeed to and be substituted in all respects for the Terminated Lender with like effect as if becoming a Lender pursuant to the terms of Section 12.06(b), and the Terminated Lender will have the rights and benefits of an assignor under Section 12.06(b). To the extent not in conflict, the terms of Section 12.06(b) shall supplement the provisions of this Section 5.07(d). For each assignment made under this Section 5.07, the Replacement Lender shall pay to the Administrative Agent the processing fee provided for in
         Section 12.06(b). The Borrower will be responsible for the payment of any breakage costs associated with termination of the Terminated Lender, as set forth in Section 5.05.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

                  Section 6.01 Initial Funding

                  The obligation of the Lenders to make the initial Funding is subject to the receipt by the Administrative Agent and the Lenders of all fees payable in connection with the transactions under this Agreement on or before the Closing Date and the receipt by the Administrative Agent of the following documents (in sufficient original counterparts, other than the Notes, for each Lender) and satisfaction of the other conditions provided in this Section 6.01, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

                  (a) A certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower (y) who are authorized to sign the Loan Documents to which Borrower is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of the Borrower, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

                  (b) A certificate of the Secretary or an Assistant Secretary of each Guarantor setting forth (i) resolutions of its board of directors with respect to the authorization of such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Guarantor (y) who are authorized to sign the Loan Documents to which such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificates until they receive notice in writing from any Guarantor to the contrary.

                  (c) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

                  (d) A compliance certificate which shall be substantially in the form Exhibit C, duly and properly executed by a Responsible Officer and dated as of the date of the Initial Funding.

                  (e) The Notes, duly completed and executed.

                  (f) The Guaranty Agreement, duly completed and executed.

                  (g) An opinion of Vinson & Elkins L.L.P., counsel to the Borrower and the Guarantors, in form and substance satisfactory to the Administrative Agent, as to such matters incident to the transactions herein contemplated as the Administrative Agent may reasonably request.

                  (h) A certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with
         Section 7.19.

                  (i) The Administrative Agent shall have been furnished with appropriate UCC search certificates reflecting no prior Liens.

                  (j) Contemporaneous payment in full of the Prior Debt and termination of all commitments and other obligations of the administrative agent and lenders under the Prior Credit Agreement.

                  (k) Such other documents as the Administrative Agent or any Lender or special counsel to the Administrative Agent may reasonably request.

                  Section 6.02 Initial and Subsequent Loans and Letters of Credit. The obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder and to issue, renew, extend or reissue Letters of Credit for the account of the Borrower (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

         (a) no Default shall have occurred and be continuing;

         (b) no Material Adverse Effect shall have occurred; and

         (c) the representations and warranties made by the Borrower in Article VII and by the Borrower or any Guarantor in any other Loan Document shall be true on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance of a Letter of Credit with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent (i) such representations and warranties are modified to give effect to the transactions contemplated hereby or expressly limited to an earlier date or
(ii) the Majority Lenders may expressly consent in writing to the contrary.

         Each request for a borrowing or issuance, renewal, extension or reissuance of a Letter of Credit by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in Section 6.02(c) (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of and immediately following such borrowing or issuance, renewal, extension or reissuance of a Letter of Credit as of the date thereof).

                  Section 6.03 Conditions Precedent for the Benefit of Lenders. All conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

                  Section 6.04 No Waiver. No waiver of any condition precedent shall preclude the Administrative Agent or the Lenders from requiring such condition to be met prior to making any subsequent Loan or preclude the Lenders from thereafter declaring that the failure of the Borrower to satisfy such condition precedent constitutes a Default.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed the dates of each borrowing and issuance, renewal, extension or reissuance of a Letter of Credit as provided in Section 6.02):

                  Section 7.01 Corporate Existence. Each of the Borrower and each Subsidiary: (i) is an organization duly organized, legally existing and in good standing under the laws of the jurisdiction of its organization; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could reasonably be expected to have a Material Adverse Effect.

                  Section 7.02 Financial Condition. The audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1999 and the related consolidated statement of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Arthur Andersen LLP heretofore furnished to each of the Lenders and the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at March 31, 2000 and their related consolidated statements of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the three month period ended on such date heretofore furnished to the Administrative Agent, are complete and correct and fairly present, in all material respects, the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the three month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither the Borrower nor any Consolidated Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or
Schedule 7.02. Since December 31, 1999, there has been no change or event which could reasonably be expected to have a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of the Borrower or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

                  Section 7.03 Litigation. At the Closing Date, there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower threatened against or affecting the Borrower or any Subsidiary which involves the possibility of any judgment or liability against the Borrower or any Subsidiary not fully covered by insurance (except for normal deductibles), and which could reasonably be expected to have a Material Adverse Effect.

                  Section 7.04 No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or by-laws of the Borrower or any Subsidiary, or any Governmental Requirement or any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

                  Section 7.05 Authority. The Borrower and each Guarantor have all necessary power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by the Borrower and each Guarantor of the Loan Documents to which it is a party, have been duly authorized by all necessary action on its part; and the Loan Documents constitute the legal, valid and binding obligations of the Borrower and each Guarantor party thereto, enforceable in accordance with their terms, except to the extent that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights.

                  Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower or any Guarantor of the Loan Documents or for the validity or enforceability thereof.

                  Section 7.07 Use of Loans. The proceeds of the Loans shall be used to repay in full the Prior Debt and for general corporate purposes. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

                  Section 7.08 ERISA. Except as could not reasonably be expected to have a Material Adverse Effect (or with respect to clauses (a), (b) or (e) where the failure to take such actions could not reasonably be expected to have a Material Adverse Effect):

                  (a) The Borrower, each Subsidiary and each ERISA Affiliate have complied with ERISA and, where applicable, the Code regarding each Plan.

                  (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

                  (c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (1) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

                  (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Borrower, any Subsidiary or any ERISA Affiliate has been or is expected by the Borrower, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

                  (e) Full payment when due has been made of all amounts which the Borrower, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

                  (g) None of the Borrower, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

                  (h) None of the Borrower, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

                  (i) None of the Borrower, any Subsidiary or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

                  Section 7.09 Taxes. Except as set out in Schedule 7.09, each of the Borrower and its Subsidiaries has filed all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

                  Section 7.10 Titles, etc.

                  (a) Except as set out in Schedule 7.10, each of the Borrower and its Subsidiaries has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens, except Liens permitted by Section 9.02. Except as set forth in
         Schedule 7.10, after giving full effect to the Excepted Liens, the Borrower owns the net interests in production attributable to the Hydrocarbon Interests reflected in the most recently delivered Reserve Report and the ownership of such Properties shall not in any material respect obligate the Borrower to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report. All information contained in the most recently delivered Reserve Report is true and correct in all material respects as of the date thereof.

                  (b) All leases and agreements necessary for the conduct of the business of the Borrower and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Borrower and its Subsidiaries.

                  (c) The rights, Properties and other assets presently owned, leased or licensed by the Borrower and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit the Borrower and its Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

                  (d) All of the assets and Properties of the Borrower and its Subsidiaries which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

                  Section 7.11 No Material Misstatements. No written information, statement, exhibit, certificate, document or report furnished to the Administrative Agent and the Lenders (or any of them) by the Borrower or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to the Borrower and its Subsidiaries taken as a whole. There is no fact peculiar to the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect or in the future could reasonably be likely to have (so far as the Borrower can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Administrative Agent by or on behalf of the Borrower or any Subsidiary prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

                  Section 7.12 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  Section 7.13 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 7.14 Subsidiaries. Except as set forth on Schedule
7.14 or as otherwise disclosed in writing to the Administrative Agent, the Borrower has no Subsidiaries.

                  Section 7.15 Location of Business and Offices. The Borrower's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement or as otherwise disclosed in writing to the Administrative Agent. The principal place of business and chief executive office of each Subsidiary are located at the addresses stated
Schedule 7.14 or as otherwise disclosed in writing to the Administrative Agent.

                  Section 7.16 Defaults. Neither the Borrower nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound which default could reasonably be expected to have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

                  Section 7.17 Environmental Matters. Except as could not reasonably be expected to have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

                  (a) Neither any Property of the Borrower or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

                  (b) Without limitation of clause (a) above, no Property of the Borrower or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

                  (c) All notices, permits, licenses or similar authorizations if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Borrower and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

                  (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of the Borrower or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

                  (e) The Borrower has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Borrower or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

                  (f) To the extent applicable, all Property of the Borrower and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and the Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

                  (g) Neither the Borrower nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

                  Section 7.18 Compliance with the Law. Neither the Borrower nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure could reasonably be expected to have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect. Except for such acts or failures to act as could not reasonably be expected to have a Material Adverse Effect, the Oil and Gas Properties (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties.

                  Section 7.19 Insurance. Schedule 7.19 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Borrower and each Subsidiary. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing and through the respective dates set forth in
Schedule 7.19 have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Borrower or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrower and each Subsidiary.

                  Section 7.20 Hedging Agreements Schedule 7.20 sets forth, as of the Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counter party to each such agreement.

                  Section 7.21 Restriction on Liens Except for (i) the Wildhorse Limited Liability Company Agreement and (ii) any industrial development bonds, purchase money mortgages or capital leases permitted by Section 9.01 (in which cases, any prohibition or limitation shall only be effective against the assets finance thereby), neither the Borrower nor any of its Subsidiaries is a party to any agreement or arrangement (other than this Agreement), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their respective assets or Properties.

                 Section 7.22 Material Agreements Set forth on Schedule 7.22 hereto is a complete and correct list of all material agreements, leases, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect as of the Closing Date (other than Hedging Agreements) providing for, evidencing, securing or otherwise relating to any Debt of the Borrower or any of its Subsidiaries.


                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Borrower hereunder:

                  Section 8.01 Reporting Requirements The Borrower shall deliver, or shall cause to be delivered, to the Administrative Agent with sufficient copies of each for the Lenders:

                  (a) Annual Financial Statements As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, the audited consolidated statements of income, stockholders' equity, changes in financial position and cash flows of the Borrower and its Consolidated Subsidiaries for such fiscal year, and the related consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent which opinion shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception.

                  (b) Quarterly Financial Statements As soon as available and in any event within 45 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, consolidated statements of income, stockholders' equity, changes in financial position and cash flows of the Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

                  (c) Notice of Default, Etc. Promptly after the Borrower knows that any Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto.

                  (d) Other Accounting Reports Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower and its Subsidiaries, and a copy of any response by the Borrower or any Subsidiary of the Borrower, or the Board of Directors of the Borrower or any Subsidiary of the Borrower, to such letter or report.

                  (e) SEC Filings, Etc. Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by the Borrower to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Borrower with or received by the Borrower in connection therewith from any securities exchange or the SEC or any successor agency.

                  (f) Notices Under Other Loan Agreements Promptly after the furnishing thereof, copies of any statement, report or notice furnished to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

                  (g) Gas Imbalances. Concurrently with the delivery of the financial statements required to be delivered pursuant to Sections 8.01(a) and (b), a report in form and substance satisfactory to the Administrative Agent setting forth, on a net basis, all gas imbalances, take or pay or other prepayments with respect to the Borrower's and any Subsidiaries' Oil and Gas Properties which would require the Borrower or any Subsidiary to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

                  (h) Other Matters. From time to time such other information regarding the business, affairs or financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

The Borrower will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a compliance certificate substantially in the form of Exhibit C executed by a Responsible Officer (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.12, 9.13, and 9.14 as of the end of the respective fiscal quarter or fiscal year.

                  Section 8.02 Litigation. The Borrower shall promptly give to the Administrative Agent notice of: (i) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Borrower or any Subsidiary, except proceedings which, if adversely determined, could not reasonably be expected to have a Material Adverse Effect, and (ii) any litigation or proceeding against or adversely affecting the Borrower or any Subsidiary in which the amount involved is not covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought. The Borrower will, and will cause each of its Subsidiaries to, promptly notify the Administrative Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of the Borrower or any Subsidiary if the value of the claim, judgment, Lien, or other encumbrance when aggregated with all other existing claims, judgment or Liens affecting such Property shall exceed $3,000,000.

                  Section 8.03 Maintenance, Etc.

                  (a) Generally. The Borrower shall and shall cause each Subsidiary to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with any such requirements could reasonably be expected to have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Administrative Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.

                  (b) Proof of Insurance. Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, upon the request of the Administrative Agent, the Borrower will furnish or cause to be furnished to the Administrative Agent and the Lenders a certificate of insurance coverage from the insurer in form and substance satisfactory to the Administrative Agent and, if requested, will furnish the Administrative Agent and the Lenders copies of the applicable policies.

                  (c) Oil and Gas Properties. The Borrower will and will cause each Subsidiary to, at its own expense, (i) do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency all of its Oil and Gas Properties and other material Properties, including, without limitation, all equipment, machinery and facilities, and (ii) from time to time, make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Oil and Gas Properties and other material Properties will be fully preserved and maintained in all material respects, except, in either case of clauses (i) or (ii), to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts. The Borrower will and will cause each Subsidiary to, in all material respects, promptly: (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties, (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, (iii) do all other things necessary to keep unimpaired, except for Liens described in Section 9.02, its rights with respect to its Oil and Gas Properties and other material Properties and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts and except for dispositions permitted by Section 9.15. The Borrower will and will cause each Subsidiary to operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

                  Section 8.04 Environmental Matters

                  (a) Establishment of Procedures The Borrower will and will cause each Subsidiary to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following could not reasonably be expected to have a Material Adverse Effect: (i) all Property of the Borrower and its Subsidiaries and the operations conducted thereon and other activities of the Borrower and its Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws,
         (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

                  (b) Notice of Action The Borrower will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which the Borrower has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

                  (c) Future Acquisitions The Borrower will and will cause each Subsidiary to provide environmental audits and tests in accordance with American Society for Testing and Materials standards as reasonably requested by the Administrative Agent (or as otherwise required to be obtained by the Administrative Agent or the Majority Lenders by any Governmental Authority) in connection with any future acquisitions of Oil and Gas Properties or other material Properties.

                  Section 8.05 Further Assurances The Borrower will and will cause each Subsidiary to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of this Agreement and any other Loan Document to which it is a party. The Borrower, at its expense, will and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with or accomplish the covenants and agreements of the Borrower or any Subsidiary, as the case may be, in this Agreement and any other Loan Document, or to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

                  Section 8.06 Performance of Obligations The Borrower will pay the Notes according to the reading, tenor and effect thereof; and the Borrower will and will cause each Subsidiary to do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents at the time or times and in the manner specified.

                  Section 8.07 Reserve Reports

                  (a) On or before March 1 of each year, commencing March 1, 2001, the Borrower shall furnish to the Administrative Agent, the Co-Agent and the Lenders a Reserve Report. The Reserve Report dated as of December 31 of each year shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) reasonably acceptable to the Administrative Agent and the Co-Agent.

                  (b) In the event of an unscheduled redetermination or a redetermination resulting from the Borrowing Base Utilization exceeding 50%, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report with an "as of" date as required by the Administrative Agent and the Co-Agent and prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report. The Borrower shall provide such Reserve Reports required by this Section 8.07(b) as soon as possible, but in any event no later than 30 days following the receipt of the request by the Administrative Agent.

                  (c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent, the Co-Agent and the Lenders, a certificate from a Responsible Officer certifying that, to the best of his knowledge and in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Borrower owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.02 and (iii) the report, in form and substance satisfactory to the Administrative Agent, attached as an exhibit to the certificate, sets forth on a net basis all gas imbalances, take or pay or other prepayments with respect to the Borrower's and any Subsidiaries' Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Subsidiary to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

                  Section 8.08 Title to Oil and Gas Properties The Borrower shall, and shall cause each Subsidiary to, maintain good and defensible title to its material (individually or in the aggregate) Oil and Gas Properties, and to do all things reasonably necessary to cure any material title defects which are not Excepted Liens of which the Borrower or any Subsidiary has knowledge or has been provided notice.

                  Section 8.09 ERISA Information and Compliance The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent with sufficient copies to the Lenders (i) upon request of the Administrative Agent, copies of each annual and other report filed with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA

(determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of Loans hereunder, all interest thereon and all other amounts payable by the Borrower hereunder:

                  Section 9.01 Debt. Neither the Borrower nor any Subsidiary will incur, create, assume or permit to exist any Debt, except:

                  (a) the Notes or other Indebtedness or any guaranty of or suretyship arrangement for the Notes or other Indebtedness;

                  (b) Debt of the Borrower existing on the Closing Date which is reflected in the Financial Statements or is disclosed in Schedule 9.01, and any renewals, extensions refinancings or replacements (but not increases) thereof;

                  (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past due, are being contested in good faith by appropriate proceedings and for which reserves adequate under GAAP shall have been established therefor;

                  (d) Debt under capital leases (as required to be reported on the financial statements of the Borrower pursuant to GAAP) not to exceed $2,000,000;

                  (e) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of Oil and Gas Properties;

                  (f) Debt of the Guarantors permitted by Section 9.03(h);

                  (g) Debt of any Special Entity so long as such Debt is non-recourse in all respects to the Borrower and its other Subsidiaries other than to the Capital Stock of such Special Entity;

                  (h) additional Debt of any Special Entity not otherwise allowed by Section 9.01(g), so long as the aggregate principal amount of all such Debt of all Special Entities at any one time outstanding does not exceed $2,000,000;

                  (i) Debt of any Subsidiary owed to the Borrower and any of its other Subsidiaries to the extent permitted by Section 9.03;

                  (j) Debt of the Borrower not otherwise allowed under this
         Section 9.01 not to exceed $25,000,000 outstanding at any one time; and

                  (k) Debt taking the form of a guarantee by the Borrower of the trade payables of Retex Inc. arising in the ordinary course of business.

                  Section 9.02 Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

                  (a) Liens securing the payment of any Indebtedness;

                  (b) Excepted Liens;

                  (c) Liens disclosed on Schedule 9.02;

                  (d) Liens securing capital leases allowed under Section 9.01(d), but only on the Property under lease;

                  (e) Liens on the Capital Stock or Properties of any Special Entity securing Debt permitted by Sections 9.01(g) and (h); and

                  (f) other Liens securing obligations not in excess of $5,000,000 in the aggregate.

                  Section 9.03 Investments, Loans and Advances Neither the Borrower nor any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

                  (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.03;

                  (b) accounts receivable arising in the ordinary course of business;

                  (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of acquisition thereof;

                  (d) commercial paper maturing within one year from the date of creation thereof rated at least A2 or P2 by Standard & Poor's Rating Group or Moody's Investors Service, Inc.;

                  (e) deposits maturing within one year from the date of acquisition thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital and surplus aggregating at least $500,000,000 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poor's Rating Group or Moody's Investors Service, Inc., respectively;

                  (f) deposits in money market or similar funds investing exclusively in investments described in Section 9.03(c), 9.03(d) or 9.03(e);

                  (g) (i) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (e) of this
         Section 9.03; (ii) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard and Poor's Rating Group or Moody's Investors Service, Inc.;
         (iii) securities with effective maturities of one year or less from the date of acquisition backed by an Aaa/AAA insurer or standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (e) of this Section 9.03; (iv) securities with maturities of six months or less from the date of acquisition overcollateralized with United States' government obligations as collateral; or

                  (h) investments, loans or advances made by the Borrower in or to the Guarantors or by any Guarantor in and to the Borrower;

                  (i) investments by the Borrower or any Guarantor in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or in Persons owning Oil and Gas Properties provided that after giving effect thereto such Person is a Wholly-Owned Subsidiary and such Person shall become a Guarantor if such Person's Oil and Gas Properties are included in the determination of the Borrowing Base;

                  (j) investments made in the ordinary course of business in Wildhorse, and working capital contributions to Wildhorse; provided that such investments and working capital contributions (including those investments and working capital contributions made prior to the Closing Date) do not exceed $65,000,000 in the aggregate, net of dividends or other returns of capital or return on investments; and

                  (k) other investments, loans or advances by the Borrower or any Guarantor to any Persons not to exceed $25,000,000 in the aggregate at any time provided however, that investments, loans or advances to Persons who are not Subsidiaries shall not exceed $10,000,000 in the aggregate at any time outstanding, net of dividends or other returns of capital or return on investments.

                  Section 9.04 Dividends, Distributions and Redemptions. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders, except that so long as no Default exists or would result therefrom, the Borrower may pay (i) dividends in shares of Capital Stock of the Borrower and (ii) the Borrower may repurchase Capital Stock of the Borrower in an aggregate principal amount not to exceed $20,000,000.

                  Section 9.05 Sales and Leasebacks. Neither the Borrower nor any Subsidiary will enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and where by the Borrower or any Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Borrower or any Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

                  Section 9.06 Nature of Business. Neither the Borrower nor any Subsidiary will allow any material change to be made in the character of its business as an independent oil and gas exploration and production, gas gathering and processing or marketing company.

                  Section 9.07 Limitation on Leases. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal, but excluding leases of Hydrocarbon Interests, oil and gas operating agreements and capital leases), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and its Subsidiaries pursuant to all such leases or lease agreements to exceed $5,000,000 in any period of twelve consecutive calendar months during the life of such leases.

                  Section 9.08 Mergers, Etc. Neither the Borrower nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person, except (i) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more Wholly-Owned Subsidiaries of the Borrower (provided that the Wholly-Owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation), (ii) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Wholly-Owned Subsidiary of the Borrower, and (iii) any Special Entity which is not otherwise a Wholly-Owned Subsidiary may merge with or consolidate into another Special Entity which is not a Wholly-Owned Subsidiary so long as after giving effect to such transaction, the surviving Persons remains a Subsidiary of the Borrower.

                  Section 9.09 Proceeds of Notes; Letters of Credit. The Borrower will not permit the proceeds of the Notes or Letters of Credit to be used for any purpose other than those permitted by Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

                  Section 9.10 ERISA Compliance. The Borrower will not at any time do any of the following if such action or inaction could reasonably be expected to have a Material Adverse Effect:

                  (a) Engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which the Borrower, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (1) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

                  (b) Terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to the Borrower, any Subsidiary or any ERISA Affiliate to the PBGC;

                  (c) Fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) Permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

                  (e) Permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower, any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

                  (f) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

                  (g) Acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

                  (h) Incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

                  (i) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

                  (j) Amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

                  Section 9.11 Sale or Discount of Receivables Neither the Borrower nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

                  Section 9.12 Tangible Net Worth The Borrower will not permit Tangible Net Worth at any time to be less than the sum (without duplication) of
(i) $325,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter of the Borrower ending after December 31, 1999 (to the extent for any such fiscal quarter Consolidated Net Income is positive) plus (iii) 50% of the Net Cash Proceeds of any primary offering (public or private) of equity securities consummated by the Borrower after the Closing Date.

                  Section 9.13 Fixed Charge Coverage Ratio The Borrower will not permit its Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be less than 2.5 to 1.0.

                  Section 9.14 Leverage Ratio. The Borrower will not permit the ratio of (i) total Debt of the Borrower and its Consolidated Subsidiaries to
(ii) the sum of Tangible Net Worth plus total Debt of the Borrower and its Consolidated Subsidiaries to be greater than 0.45 to 1.00 at any time.

                  Section 9.15 Sale of Oil and Gas Properties The Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Oil and Gas Property or any interest in any Oil and Gas Property, except for (i) the sale of Hydrocarbons in the ordinary course of business; (ii) the sale or transfer of equipment that is obsolete, worn out, depleted or uneconomic and disposed of in the ordinary course of business; (iii) the sale, assignment, farm-out, conveyance or other transfer of any undeveloped acreage for which no Borrowing Base value was given in the most recent determination of the Borrowing Base; (iv) during any 12 consecutive month period, sales of Oil and Gas Properties or all of the Capital Stock of any Subsidiary owning Oil and Gas Properties which shall not exceed in the aggregate the lesser of (A) $10,000,000 in fair market value and (B) $10,000,000 in Borrowing Base value allocated to such Properties in the most recent redetermination of the Borrowing Base, and for each such sale, the Borrower shall provide the Administrative Agent with contemporaneous notice thereof; (v) the sale of gas gathering and processing systems assets; and (vi) dispositions permitted by Section 9.08.

                  Section 9.16 Environmental Matters. Neither the Borrower nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

                  Section 9.17 Transactions with Affiliates Neither the Borrower nor any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than a Guarantor) unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  Section 9.18 Subsidiaries. The Borrower shall not, and shall not permit any Subsidiary to, create any additional Subsidiaries. The Borrower shall not and shall not permit any Subsidiary to sell or to issue any stock or ownership interest of a Subsidiary, except to the Borrower or any Guarantor and except in compliance with Section 9.03.

                  Section 9.19 Negative Pledge Agreements. Except for (i) the Wildhorse Limited Liability Company Agreement and (ii) any industrial development bonds, purchase money mortgages or capital leases permitted by
Section 9.01 (in which cases, any prohibition or limitation shall only be effective against the assets finance thereby), neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Subsidiary from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith.

                  Section 9.20 Hedging Agreements. Neither the Borrower nor any Subsidiary will enter into any Hedging Agreements, except where such agreements are entered into in the ordinary course of business (and not for speculative purposes) and designed to protect the Borrower or any of its Subsidiaries against fluctuations in Hydrocarbon prices and interest rates provided, that with respect to Hedging Agreements that the aggregate amount of volumes of Hydrocarbons subject to such Hedging Agreements shall not exceed 75% of the anticipated production from the Borrower's and its Subsidiaries' proved developed Hydrocarbons reserves for the period covered by such Hedging Agreements and; provided, further, if the Borrower enters into a Hedging Agreement with a Lender, or an Affiliate thereof, the net liabilities of the Borrower under such Hedging Agreement will rank pari passu with the Indebtedness under this Agreement.



                                   ARTICLE X

                          EVENTS OF DEFAULT; REMEDIES

                  Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

                  (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or any reimbursement obligation for a disbursement made under any Letter of Credit, or any fees or other amount payable by it hereunder or under any other Loan Document and such default, other than a default of a payment or prepayment of principal (which shall have no cure period), shall continue unremedied for a period of five days; or

                  (b) the Borrower or any Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $5,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

                  (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by the Borrower or any Subsidiary, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or any other Loan Document, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

                  (d) the Borrower shall default in the performance of any of its obligations under Article IX or any other Article of this Agreement other than under Article VIII; or the Borrower shall default in the performance of any of its obligations under Article VIII or the Borrower or any Guarantor shall default in the performance of its obligations under any other Loan Document (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent), or (ii) the Borrower otherwise becoming aware of such default; or

                  (e) the Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary ease under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower of all or any substantial part of its assets, or
         (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against the Borrower shall be entered in an involuntary case under the Federal Bankruptcy Code; or

                  (h) a judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered by a court against the Borrower or any Subsidiary and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the

         Borrower or such Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) any Guarantor takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (e), (f) or (g) or if any provision of any guaranty agreement related thereto shall for any reason cease to be valid, binding, and enforceable against on any Guarantor or if any Guarantor shall so state in writing; or

                  (j) a Change of Control shall occur.

                  Section 10.02 Remedies.

                  (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g) of Section 10.01, the Administrative Agent, upon request of the Majority Lenders, shall, by notice to the Borrower, cancel the Commitments (in whole or part) and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of Section 10.01, the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposures provided in Section 2.10(b)) shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and any other Loan Document; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; fifth to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI

                            The Administrative Agent

                  Section 11.01 Appointment, Powers and Immunities Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Borrower or any other Person (other than the Administrative Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower, its Subsidiaries or any other obliger or guarantor; (iii) except pursuant to Section 11.07, shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any collateral or Guarantor that is permitted to be sold or released pursuant to the terms of the Loan Documents.

                  Section 11.02 Reliance by Administrative Agent The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected in good faith by the Administrative Agent.

                  Section 11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default.

                  Section 11.04 Rights as a Lender. With respect to its Commitments and the Loans made by it and its participation in the issuance of Letters of Credit, Chase (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Chase (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Administrative Agent, and Chase and its Affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  Section 11.05 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH ISSUING BANK RATABLY IN ACCORDANCE WITH THEIR PERCENTAGE SHARES FOR THE INDEMNITY MATTERS AS DESCRIBED IN SECTION 12.03 TO
THE EXTENT NOT INDEMNIFIED OR REIMBURSED BY THE BORROWER UNDER SECTION 12.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SAID SECTION 12.03, AND FOR ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT OR SUCH ISSUING BANK IN ANY WAY RELATING TO OR ARISING OUT
OF: (I) THE LOAN DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A
DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES HEREUNDER OR (II) THE ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS OR OF ANY SUCH OTHER DOCUMENTS; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 11.05 ARISES FROM THE
SOLE OR CONCURRENT NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR SUCH ISSUING BANK, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ADMINISTRATIVE AGENT OR ANY ISSUING BANK.

                  Section 11.06 Non-Reliance on Administrative Agent and other Lenders Each Lender acknowledges and agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement and any other Loan Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Subsidiary of this Agreement, the Notes, any other Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. In this regard, each Lender acknowledges that Winstead Sechrest & Minick P.C. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

                       Section 11.07 Action by Administrative Agent Except for action or other matters expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by Section 12.04) in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to the Loan Documents or applicable law.

                       Section 11.08 Resignation or Removal of Administrative Agent Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders and, if no Default exists, with the consent of the Borrower, (which consent shall not be unreasonably withheld or delayed) shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders (and if applicable, approved by the Borrower) and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of such appointment hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XI and Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  Section 12.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made in writing by telecopy, courier or U.S. Mail and telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, three
(3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

                  Section 12.03 Payment of Expenses, Indemnities, etc

                  (a) The Borrower agrees:

                  (i) whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Administrative Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Administrative Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Administrative Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent and any of the Lenders); and promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent or the Lenders to satisfy any obligation of the Borrower under any Loan Document;

                  (ii) TO INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH OF THEIR AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE iNCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY OF THE LOANS OR LETTERS OF CREDIT, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES, (IV) THE FAILURE OF THE BORROWER OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT OR WITH ANY GOVERNMENTAL REQUIREMENT, (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS, (VI) THE ISSUANCE, EXECUTION AND DELIVERY OR TRANSFER OF OR PAYMENT OR FAILURE TO PAY UNDER ANY LETTER OF CREDIT, OR (VII) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE MANUALLY EXECUTED DRAFT(S) AND CERTIFICATION(S), OR
         (VIII) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE ADMINISTRATIVE AGENT OR A LENDER'S SHAREHOLDERS AGAINST THE ADMINISTRATIVE AGENT OR LENDER OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY; AND

                  (iii) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY, OR
         (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS; PROVIDED HOWEVER,

         NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 12.03(A)(III) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).

                  (b) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

                  (c) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

                  (d) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN
         ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

                  (e) The Borrower's obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

                  (f) The Borrower shall pay any amounts due under this Section
         12.03 within thirty (30) days of the receipt by the Borrower of notice of the amount due.

                  Section 12.04 Amendments, Etc. Any provision of this Agreement or any other Loan Document may be amended, modified or waived with the Borrower's and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Maximum Credit Amounts, forgives the principal amount of any Indebtedness outstanding under this Agreement, releases any guarantor of the Indebtedness (except in accordance with the terms of the Guaranty Agreement) reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects Section 2.03(a), this Section 12.04 or Section 12.06(a) or modifies the definition of "Majority Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Maximum Credit Amount of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Administrative Agent or an Issuing Bank shall be effective without the consent of the Administrative Agent or such Issuing Bank.

                  Section 12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  Section 12.06 Assignments and Participations

                  (a) The Borrower may not assign its rights or obligations hereunder or under the Notes or any Letters of Credit without the prior consent of all of the Lenders and the Administrative Agent.

                  (b) Any Lender may, upon the written consent of the Administrative Agent and, if no Default exists, the Borrower (which consent will not be unreasonably withheld or delayed), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit D (an "Assignment"); provided, however that the assignee or assignor shall pay to the Administrative Agent a processing and recordation fee of $3,500 for each assignment. Any such assignment will become effective upon the execution and delivery to the Administrative Agent of the Assignment and the consent of the Administrative Agent and, if necessary, the Borrower. Promptly after receipt of an executed Assignment, the Administrative Agent shall send to the Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment, the Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this
         Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the other Loan Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" here under except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 and its obligations under
         Section 12.15 shall not be affected). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this Section 12.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.


                  (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 12.06(c) to any Person provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would

         (x) forgive any principal owing on any Indebtedness or extend the final maturity of the Loans, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans or Letters of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release any Guarantor of the Indebtedness (except in accordance with the terms of the Guaranty Agreement). In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender but only to the extent of the Lender granting such participations. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

                  (d) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 12.15.

                  (e) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its Note to any Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

                  (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

                  Section 12.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, the Notes, or any other Loan Document.

                  Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  Section 12.09 References; Use of Word "Including". The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section or Article shall be deemed to refer to the applicable Section or Article of this Agreement unless otherwise stated herein. Any reference herein to an exhibit, schedule, or other attachment shall be deemed to refer to the applicable exhibit, schedule, or other attachment attached hereto unless otherwise stated herein. The word "including", "includes" and words of similar import means "including, without limitation".

                  Section 12.10 Survival. The obligations of the parties under
Section 4.06, Article V, and Sections 11.05, 12.03 and 12.15 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had no been received and the Administrative Agent's and the Lenders' Liens, if any, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document granting a Lien to secure the Indebtedness or guaranteeing the Indebtedness shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

                  Section 12.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  Section 12.12 NO ORAL AGREEMENTS. THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  Section 12.13 GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (a) THIS AGREEMENT AND THE NOTES (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW
         YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-

         EXCLUSIVE AND DOES NOT PRECLUDE THE PARTIES FROM OBTAINING JURISDICTION OVER OTHER PARTIES IN ANY COURT OTHERWISE HAVING JURISDICTION.

                  (c) THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE
         OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THERE OF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

                  (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BORROWER,
         THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

                  (e) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES;
         (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.13.

                  SECTION 12.14 Interest. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if heretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14.

                  Section 12.15 Confidentiality. In the event that the Borrower provides to the Administrative Agent or the Lenders written confidential information belonging to the Borrower or any of its Subsidiaries, if the Borrower shall denominate such information in writing as "confidential", the Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Administrative Agent or the Lenders breaching their obligation of confidence to the Borrower, (iii) are previously known by the Administrative Agent or the Lenders from some source other than the Borrower, (iv) arc hereafter developed by the Administrative Agent or the Lenders without using the Borrower's information, (v) are hereafter obtained by or available to the Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower with respect to such information or through any other means other than through disclosure by the Borrower, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Administrative Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Administrative Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any other Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Administrative Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three
(3) years from the date the information was furnished, unless the Borrower requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. The Borrower waives any and all other rights it may have to confidentiality as against the Administrative Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 12.15.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                               TOM BROWN, INC.



                                        By:
                                          --------------------------------
                                             Daniel G. Blanchard
                                             Vice President and Treasurer

                                       Address for Notices:

                                       555 17th Street, Suite 1850
                                       Denver, CO 80202-3918

                                       Telecopier No.: 303-260-5095
                                       Telephone No.: 303-260-5039
                                       e-mail: dblanchard@tombrown.com
                                       Attention: Daniel G. Blanchard

LENDER AND
ADMINISTRATIVE AGENT:                  THE CHASE MANHATTAN BANK




                                       By:
                                          ------------------------------
                                       Name:    Steve Wood
                                       Title:   Vice President


                                       Lending Office for Base Rate Loans and
                                       Eurodollar Loans:

                                       270 Park Avenue, 21st Floor
                                       New York, NY 10017

                                       Address for Notices:

                                       The Chase Manhattan Bank
                                       One Chase Manhattan Plaza, 8th Floor
                                       New York, NY 10081

                                       Telecopier No.: 212-552-5777
                                       Telephone No.: 212-552-7906
                                       Attention:   Michael Cerniglia
                                                    Loan and Agency Services

LENDERS:                          BANK OF AMERICA, N.A.




                                  By:
                                     ----------------------------
                                  Name:    Tracey S. Barclay
                                  Title:   Principal



                                  Lending Office for Base Rate Loans and
                                  Eurodollar Loans:

                                  901 Main St.
                                  14th Floor
                                  Dallas, Texas 75201

                                  Address for Notices:

                                  901 Main St.
                                  14th Floor
                                  Dallas, Texas 75201

                                  Telecopier No.: 214-290-9521
                                  Telephone No.: 214-209-3089
                                  Attention: Hari Kalyandurg

                                           U.S. BANK NATIONAL ASSOCIATION





                                           By:
                                              ---------------------------
                                           Name: Caroline M. McClurg
                                           Title: Vice President

                                           Lending Office for Base
                                           Rate Loans and Eurodollar
                                           Loans:


                                           U.S. Bank National Association
                                           918 17th Street
                                           CNBB 0300
                                           Denver, Colorado 80303

                                           Address for Notices:

                                           U.S. Bank National Association
                                           918 17th Street
                                           CNBB 0300
                                           Denver, Colorado 80303

                                           Telecopier No.: 303-585-4362
                                           Telephone No.: 303-585-6674
                                           Attention: Caroline McClurg

                                       THE BANK OF NOVA SCOTIA



                                       By
                                         ----------------------------
                                       Name:
                                       Title:


                                       Lending Office for Base Rate Loans and
                                       Eurodollar Loans:

                                       The Bank of Nova Scotia
                                       Atlanta Agency
                                       600 Peachtree Street N.E., Suite 2700
                                       Atlanta, Georgia 30308

                                       Address for Notices:

                                       The Bank of Nova Scotia
                                       Atlanta Agency
                                       600 Peachtree Street N.E., Suite 2700
                                       Atlanta, Georgia 30308

                                       Telecopier No.: 404-888-8998
                                       Telephone No.: 404-877-1500
                                       Attention: Cleve Bushey

                                       With copy to:

                                       Mr. Greg Smith
                                       The Bank of Nova Scotia
                                       Houston Representative Office
                                       1100 Louisiana, Suite 3000
                                       Houston, Texas 77002

                                     ANNEX I

              LIST OF PERCENTAGE SHARES AND MAXIMUM CREDIT AMOUNTS


                                  PERCENTAGE       MAXIMUM
    NAME OF LENDER                   SHARE       CREDIT AMOUNT
----------------------            ----------     -------------
The Chase Manhattan Bank              28%        $ 35,000,000
--------------------------------------------------------------
Bank of America, N.A                  26%        $ 32,500,000
--------------------------------------------------------------
U.S. Bank National Association        26%        $ 32,500,000
--------------------------------------------------------------
The Bank of Nova Scotia               20%        $ 25,000,000
--------------------------------------------------------------
               TOTAL                 100%        $125,000,000
--------------------------------------------------------------

                                    EXHIBIT A

                                  FORM OF NOTE


$ _____________________________         _________________________, 200 _____

         FOR VALUE RECEIVED, TOM BROWN, INC., A Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________ (the "Lender"), at the Principal Office of The Chase Manhattan Bank
(the "Administrative Agent"), at 270 Park Avenue, New York, New York 10017, the principal sum of _____________ Dollars ($____________ ) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedules attached hereto or any continuation thereof.

         This Note is one of the Notes referred to in the Credit Agreement dated as of June ____, 2000 among the Borrower, the Lenders which are or become parties thereto (including the Lender) and the Administrative Agent (as the same may be amended or supplemented from time to time, the "Credit Agreement"), and evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK OTHER THAN THE CONFLICTS OF LAWS RULES THEREOF WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.


                                             TOM BROWN, INC.



                                             By:
                                                ------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT B

             FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST



                   ________________________________, 200 _____

         Tom Brown, Inc., a Delaware corporation (the "Borrower"), pursuant to the Credit Agreement dated as of June ___, 2000 among the Borrower, The Chase Manhattan Bank, as Administrative Agent for the lenders (the "Lenders") which are or become parties thereto, and such Lenders (together with all amendments or supplements thereto, the "Credit Agreement"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

[ ]   1.  Loans:

      (a) Aggregate amount of new Loans to be $______________________;

      (b) Requested funding date is ___________________, 200 _____;

      (c) $ _________________ of such borrowings are to be Eurodollar Loans;

          $ _________________ of such borrowings are to be Base Rate Loans; and

      (d) Length of Interest Period for Eurodollar Loans is:

          ________________________.



[ ]   2.  Eurodollar Loan Continuation for Eurodollar Loans maturing on

          ________________________:

      (a) Aggregate amount to be continued as Eurodollar Loans is $ ___________;

      (b) Aggregate amount to be converted to Base Rate Loans is $ ____________;

      (c) Length of Interest Period for continued Eurodollar Loans is

          ________________________.

[ ]   3.  Conversion of Outstanding Base Rate Loans to Eurodollar Loans:

          Convert $ _____________ of the outstanding Base Rate Loans to Eurodollar Loans on ____________ with an Interest Period of
          ___________.

[ ]   4.  Conversion of outstanding Eurodollar Loans to Base Rate Loans:

    Convert $______________ of the outstanding Eurodollar Loans with Interest Period maturing on _______________, 200_, to Base Rate Loans.


    The undersigned certifies that he is the ______________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing continuation or conversion under the terms and conditions of the Credit Agreement.

                               TOM BROWN, INC.

                               By:
                                  -----------------------------------------
                               Name:
                               Title:

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE


         The undersigned hereby certifies that he is the ________________ of Tom Brown, Inc., a Delaware corporation (the "Borrower"), and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of June __, 2000 among the Borrower, The Chase Manhattan Bank, as Administrative Agent for the lenders (the "Lenders") which are or become a party thereto, and such Lenders (together with all amendments or supplements thereto being the "Credit Agreement"), the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

                   (a) The representations and warranties of the Borrower contained in Article VII of the Credit Agreement and of the Borrower and the Guarantors in any other Loan Document and otherwise made in writing by or on behalf of the Borrower pursuant to the Credit Agreement and the Borrower or any Guarantor pursuant to the other Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except as such representations and warranties are modified to give effect to the transactions expressly permitted by the Credit Agreement or are limited to an earlier date.

                   (b) The Borrower and each Guarantor has performed and complied with all agreements and conditions contained in the Loan Documents to which it is a party required to be performed or complied with by it prior to or at the time of delivery hereof.

                   (c) Neither the Borrower nor any Subsidiary has incurred any material liabilities, direct or contingent, since December 31, 1999, except those set forth in Schedule 9.01 to the Credit Agreement and except those allowed by the terms of the Credit Agreement or consented to by the Lenders in writing.

                   (d) Since December 31, 1999, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect.

                   (e) There exists, and, after giving effect to the Loan or Loans with respect to which this certificate is being delivered, will exist, no Default under the Credit Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any loan or credit agreement, indenture, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Borrower or any Subsidiary, or under any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound.

                   (f) The financial statements furnished to the Administrative Agent with this certificate fairly present the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, the [fiscal quarter] [fiscal year] ending __________________________ and such financial statements have been approved in accordance with the accounting procedures specified in the Credit Agreement.

                   (g) Attached hereto are the detailed computations necessary to determine whether the Borrower and its Consolidated Subsidiaries are in compliance with Sections 9.12, 9.13, and 9.14 of the Credit Agreement as of the end of the [fiscal quarter] [fiscal year] ending
           _______________.

           EXECUTED AND DELIVERED this ___ day of _________, 2000.

                                            TOM BROWN, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT D

                          FORM OF ASSIGNMENT AGREEMENT

           ASSIGNMENT AGREEMENT ("Agreement") dated as of _____________, 200__ between: _____________________________ (the "Assignor") and _______________ (the
"Assigned").


                                    RECITALS

           A. The Assignor is a party to the Credit Agreement dated as of June __, 2000 (as amended and supplemented and in effect from time to time, the Credit Agreement") among Tom Brown, Inc., a Delaware corporation (the "Borrower"), each of the lenders that is or becomes a party thereto as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their successors and assigns, the "Lenders"), and The Chase Manhattan Bank, in its individual capacity, ("Chase") and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

           B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all][a portion] of the Assignor's [Maximum Credit Amount], outstanding Loans and its Percentage Share of the outstanding LC Exposure, all on the terms and conditions of this Agreement.

           C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                  DEFINITIONS.

           Section 1.01 Definitions. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

           Section 1.02 Other Definitions. As used herein, the following terms have the following respective meanings:

                 "Assigned Interest" shall mean all of Assignor's (in its capacity as a "Lender") rights and obligations (i) under the Credit Agreement and the other Loan Documents in respect of the [Maximum Credit Amount of the Assignor in the principal amount equal to $_______________, including, without limitation, any obligation to participate pro rata in any LC Exposure,] and any obligation to participate pro rata in any LC Exposure and (ii) to make Loans under the [Maximum Credit Amount] and any right to receive payments for the Loans assigned hereby and outstanding hereunder in the amount of $____ (the "Loan Balance"), plus the interest and fees which will accrue from and after the Assignment Date.


                 "Assignment Date" shall mean _______________________, 200__.

                                    ARTICLE II

                              SALE AND ASSIGNMENT.

           Section 2.01 Sale and Assignment On the terms and conditions set forth herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

           Section 2.02 Assumption of Obligations The Assignee agrees with the Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Loan Documents in respect of the Assigned Interest.

           Section 2.03 Consent by Administrative Agent By executing this Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Administrative Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.


                                   ARTICLE III

                                    PAYMENTS.



           Section 3.01 Payments As consideration for the sale, assignment and transfer contemplated by Section 2.01 hereof, the Assignee shall, on the Assignment Date, assume Assignor obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02 (iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

           Section 3.02 Allocation of Payment The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Administrative Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

           Section 3.03 Delivery of Notes. Promptly following the receipt by the Assignor of the consideration required to be paid under Section 3.01 hereof, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Administrative Agent (or its counsel) the Note[s] held by the Assignor and (ii) notify the Administrative Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Lender, and the Assignee, dated the date of this Agreement in respective principal amounts equal to the respective [Maximum Credit Amounts] [Commitments] of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

           Section 3.04 Further Assurances The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT.


           Section 4.01 Conditions Precedent The effectiveness of the sale, assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

                  (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

                  (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 hereof; and

                  (c) the acknowledgment and consent by the Administrative Agent contemplated by Section 2.03 hereof [and, if required, by the Borrower contemplated by Section 2.04 hereof].


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES.


           Section 5.01 Representations and Warranties of the Assignor The Assignor represents and warrants to the Assignee as follows:

                  (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

                  (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

                  (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

                  (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

                  (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

                  (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

         Section 5.02 Disclaimer. Except as expressly provided in Section 5.01 hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower any other Person (other than Assignor) to perform any of its obligations thereunder prior or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries or any other obligor or guarantor, or any other matter relating to the Credit Agreement or any other Loan Document or any extension of credit thereunder.

           Section 5.03 Representations and Warranties of the Assignee The Assignee represents and warrants to the Assignor as follows:

                  (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

                  (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

                  (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

                  (d) all approvals and authorizations of, all filings with and all actions by any

         Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

                  (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Loan Documents and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

                  (f) the Assignee hereby affirms that the representations contained in Section 4.06(d)[(i)][(ii)] of the Credit Agreement are true and accurate as to it [IF (ii) IS SELECTED ADD: and, the Assignee has contemporaneously herewith delivered to the Administrative Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06]; and

                  (g) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.


                                   ARTICLE VI

                                 MISCELLANEOUS.


         Section 6.01 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

         Section 6.02 Amendment. Modification or Waiver No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Administrative Agent and, if no Default exists, the Borrower (which consent of the Borrower will not be unreasonably withheld or delayed).

         Section 6.03 Successors and Assigns This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Administrative Agent and the Borrower, and the Assignee agrees that the Administrative Agent and the Borrower are entitled to rely upon such representations and warranties.

         Section 6.04 Assignments Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

         Section 6.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 6.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 6.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York other than the conflicts of laws rules thereof which would result in the application of the laws of another jurisdiction.

         Section 6.08 Expenses. To the extent not paid by the Borrower pursuant to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

         Section 6.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                                    ASSIGNOR:

                                    -------------------------------------------

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                                    Address for Notices:


                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------


                                    Telecopier No.:
                                                   ----------------------------
                                    Telephone No.:
                                                   ----------------------------
                                    Attention:
                                                   ----------------------------

                                                 ASSIGNEE:


                                                 -------------------------------

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:

                                                 Address for Notices:


                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 Telecopier No.:
                                                                ----------------
                                                 Telephone No.:
                                                               -----------------
                                                 Attention:
                                                           ---------------------

ACKNOWLEDGED AND CONSENTED TO:


-------------------------------,
as Administrative Agent


By:
   ----------------------------
Name:
Title:
                                                 BORROWER


                                                 -------------------------------

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:

                                                 Address for Notices:


                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 Telecopier No.:
                                                                ----------------
                                                 Telephone No.:
                                                               -----------------
                                                 Attention:
                                                           ---------------------

                                    EXHIBIT E

                                   GUARANTORS


Retex Inc., a Wyoming corporation

TBI West Virginia, Inc., a Delaware corporation

Sauer Drilling Company, a Delaware corporation

                                  SCHEDULE 7.02

                                   LIABILITIES

                                      None

                                  SCHEDULE 7.09

                                      TAXES

                                      None

                                 SCHEDULE 7.10

                                  TITLES, ETC.

                                      None

                                  SCHEDULE 7.14

                          SUBSIDIARIES AND PARTNERSHIPS


1.   See attached chart of Tom Brown, Inc. Subsidiaries.

2.   Principal place of business and chief executive office of each Subsidiary:

     Retex Inc.
     555 Seventeenth Street, Suite 1850
     Denver, CO 80202-3918

     Rocno Corporation
     555 Seventeenth Street, Suite 1850
     Denver, CO 80202-3918

     Sauer Drilling Company
     555 Seventeenth Street, Suite 1850
     Denver, CO 80202-3918

     TBI Pipeline Company
     555 Seventeenth Street, Suite 1850
     Denver, CO 80202-3918

     TBI West Virginia, Inc.
     555 Seventeenth Street, Suite 1850
     Denver, CO 80202-3918

     TCP Gathering Co.
     555 Seventeenth Street, Suite 1850
     Denver, CO 80202-3918

     Tom Brown Resources Ltd.
     555 Seventeenth Street, Suite 1850
     Denver, CO 80202-3918

                                  SCHEDULE 7.19

                                    INSURANCE


                                  See Attached

                                  SCHEDULE 7.20

                               HEDGING AGREEMENTS


                                    NYMEX                         NYMEX       Floating      Net Mark to
                     Production     Fixed        Barrels per     Contract      NYMEX          Market
Counter Party          Month        Price          Month          Month        Price          Value
-------------        ----------     -----        -----------     --------     --------      -----------
Chase                  Apr-00      $    --             --           MAY       $      --             --
                       May-00        28.72         10,000           JUN           29.96     $  (12,400)
                       Jun-00        28.50         10,000           JUL           31.41        (29,100)
                       Jul-00        28.03         10,000           AUG           31.78        (37,500)
                       Aug-00        27.52         10,000           SEP           30.57        (30,500)

Morgan Stanley         Apr-00      $ 31.00         10,000           MAY       $   25.52     $   54,800
                       May-00        29.54         10,000           JUN           29.96         (4,200)
                       Jun-00        28.35         10,000           JUL           31.41        (30,600)
                       Jul-00        27.50         10,000           AUG           31.78        (42,800)
                       Aug-00        26.79         10,000           SEP           30.57        (37,800)


Combined               Apr-00      $ 31.00         10,000           MAY       $   25.52     $   54,800
                       May-00        29.13         20,000           JUN           29.96        (16,600)
                       Jun-00        28.43         20,000           JUL           31.41        (59,700)
                       Jul-00        27.77         20,000           AUG           31.78        (80,300)
                       Aug-00        27.16         20,000           SEP           30.57        (68,300)
                                                                                             ---------
                                                                                             $(170,100)

                                  SCHEDULE 7.22

                               MATERIAL AGREEMENTS


Loan Documents (as such term is defined in the Credit Agreement, dated as of June 30, 2000, among Tom Brown, Inc., as Borrower, The Chase Manhattan Bank, as Administrative Agent, and the Lenders signatory thereto.)

                                  SCHEDULE 9.01

                                      DEBT

                                      None

                                  SCHEDULE 9.02

                                     LIENS

1.   Texas Financing Statement Number 96-0008026 filed on April 23, 1996

     Debtor: Tom Brown, Inc.

     Secured Party: Toshiba American Information Systems, Inc.

     Security: DK 280 Phone System plus attachments


2.   Texas Financing Statement Number 97-00205758 filed on October 3,1997

     Debtor: Tom Brown Incorporated

     Secured Party: Pitney Bowes Credit Corporation

     Security: Equipment sold by Pitney Bowes

                                  SCHEDULE 9.03

                         INVESTMENTS, LOANS AND ADVANCES


                               EST. BAL
                              AT 6/30/00
                              ----------
The Petroleum Place, Inc.     $1,000,000
Tom Brown Resources Ltd.       1,500,000
TCP Gathering Co.                200,000
                              ----------
                              $2,700,000